As filed with the Securities and Exchange Commission on October 6, 2011

Registration Nos. 033-12608 and 811-05059

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 71	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 73	☒

HIGHMARK FUNDS

(Exact Name of Registrant as Specified in Charter)

350 California Street, Suite 1600

San Francisco, CA 94104

(Address of principal executive offices) (zip)

Registrant’s telephone number, including area code: (800) 433-6884

Name and address of agent for service:

John M. Loder, Esq.

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on October 7, 2011 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 71 relates solely to Class U Shares of HighMark Value Momentum Fund, a series of the Registrant. No prospectus or statement of additional information contained in the Registrant’s Registration Statement relating to the other share classes of HighMark Value Momentum Fund or the other series of the Registrant is amended or superseded hereby.

October 7, 2011

HighMark

The smarter approach to investing.

equity	CLASS U SHARES

Value Momentum Fund	HVMUX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank. It is not insured by the FDIC or any other government agency.

Individual HighMark Fund Profile

Value Momentum Fund	2

Shareowner Guide — How to Invest in HighMark Funds

Choosing a Share Class	5
Payments to Financial Firms	5
Opening an Account	6
Buying and Selling Shares	7
Transaction Policies	9
Distributions	11
Taxes	11

More About HighMark Funds

Investment Management	12
Financial Highlights	13
Instruments, Investment Techniques and Risks	14
Glossary of Investment Risks	18

HIGHMARK EQUITY FUNDS

Value Momentum Fund

INVESTMENT OBJECTIVE AND GOAL

To seek long-term capital growth; current income is a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class U Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class U Shares
Management Fees	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses*	0.28%

Total Annual Fund Operating Expenses	0.88%
Fee Waivers and Expense Reimbursement	0.01%
Net Expenses†	0.87%

*Other expenses are based on estimated amounts for the current fiscal year.

†HighMark Capital Management, Inc. (the “Adviser”), investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class U Shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in pooled investment vehicles) exceed 0.87% for the period from October 7, 2011 to November 30, 2012, at which time the Adviser will determine whether or not to renew or revise it. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (net for year one and total thereafter) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class U Shares	$89	$280	$487	$1,083

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal market conditions, invests in stocks and other securities that the portfolio managers believe are undervalued.

The portfolio managers emphasize a value-oriented approach to selecting stocks for the Fund’s portfolio. They first identify stocks that they believe are undervalued relative to the market and to the security’s historical valuation. The portfolio managers then screen these stocks to eliminate those that demonstrate excessive negative price or earnings momentum. The Fund generally will invest in companies with medium to large market capitalizations, although the Fund may invest in companies of any size, and a majority of them will pay dividends. The Fund considers a company to be a large capitalization company if the company’s capitalization is within the range of those companies in the S&P 500 Index and/or the Russell 1000 Value Index. As of August 31, 2011, the market capitalization of companies that issue stocks included in the S&P 500 Index and the Russell 1000 Value Index ranged from approximately $991.3 million to $360.0 billion and from approximately $683.9 million to $360.0 billion, respectively. The Fund considers a company to be a medium capitalization company if the company’s capitalization is within the range of those companies in the Russell MidCap Index. As of August 31, 2011, the market capitalization of companies that issue stocks included in the Russell MidCap Index ranged from approximately $683.9 million to $19.3 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

The Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including American Depositary Receipts and locally traded securities. The Fund may also invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 35% of the Fund’s assets in very short-term debt obligations. In these and other cases, the Fund may not achieve its total return and income objectives.

PRINCIPAL RISKS

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of the Fund’s investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The risk that the particular type of investment on which the Fund focuses may underperform other asset classes or the overall market.

Medium-Sized Companies Risk: Investing in medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many medium-sized companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, medium-sized companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. The performance of the Fund may be more volatile than that of a fund that invests primarily in larger companies.

PERFORMANCE INFORMATION

The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class U Shares from year to year and by showing how the average annual returns of the Fund’s Class U Shares compare with those of a broad measure of market performance and one additional index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

YEAR-BY-YEAR RETURNS

Highest Quarter	06/30/03	17.47%
Lowest Quarter	12/31/08	-24.06%
Year-to-date total return as of 6/30/2011		8.20%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Value Momentum Fund Class U Shares
Return Before Taxes	13.23%	1.43%	2.46%
Return After Taxes on Distributions	12.91%	0.18%	1.10%
Return After Taxes on Distributions and Sale of Fund Shares	8.96%	1.23%	1.90%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

HIGHMARK EQUITY FUNDS

Value Momentum Fund

Performance data in the above bar chart and table is based on the performance of Fiduciary Shares of the Fund. Fiduciary Shares, which were first offered 2/1/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered Shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has not been adjusted to reflect Class U Shares’ fees and expenses. With those adjustments, performance would be higher than that shown.

The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

MANAGEMENT

HighMark Capital Management, Inc. serves as the investment adviser to the Fund. The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Todd Lowenstein	2001	Vice President and Director of Value Equity

Keith Stribling	1998	Vice President and Director of Value Equity

PURCHASE AND SALE OF FUND SHARES

Class U Shares generally are available only to the Union Bank, N.A. 401(k) plan and any other “specified benefit plans” approved by HighMark Funds. Individual investors investing through specified benefit plans should consult with their benefit plan administrator for the initial investment minimum applicable to their benefit plan. The initial investment minimum for a benefit plan to invest in the Fund is $10 million. HighMark Funds may waive the Fund’s initial investment minimum in its sole discretion.

In general, investors may purchase or redeem Shares on any day that the New York Stock Exchange is open for business. Individual investors investing through specified benefit plans should contact their benefit plan administrator for limitations and other information with respect to purchasing or redeeming Shares through their benefit plan administrator. Benefit plan administrators should write to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416 or call 1-800-433-6884.

TAX INFORMATION

The Fund’s distributions are generally not taxable to individual investors investing through specified benefit plans if they are investing through a tax-advantaged arrangement, such as a 401(k) plan. Distributions to individual investors investing through specified benefit plans from such a tax-advantaged arrangement will generally be taxable to such investors at ordinary income rates, with certain exceptions. Individual investors investing through specified benefit plans should consult their tax advisor or benefit plan administrator regarding the U.S. federal income tax consequences of their investment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If an investor purchases the Fund through a broker-dealer or other financial intermediary (such as a benefit plan), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the investor’s salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

SHAREOWNER GUIDE – HOW TO INVEST IN HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profile included in this prospectus and consider whether an investment in the Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

Choosing a Share Class

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. One class of Fund Shares, Class U Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark’s Class U Shares.

Class U Shares

•	No sales charge.

•	No Distribution (12b-1) fees.

•

Class U Shares generally are available only to the Union Bank, N.A. 401(k) plan and any other “specified benefit plans” approved by HighMark Funds that meet the initial investment minimum of $10 million. “Specified benefit plans” may, at the sole discretion of HighMark Funds, include 401(k) plans, 457(b) plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans qualified under 401(a) and defined benefit plans qualified under 401(a), any of whose accounts are maintained by the Fund at an omnibus level. Class U Shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, salary reduction only 403(b) plans and 529 tuition plans. The Fund reserves the right to modify its policies with respect to these eligibility requirements at any time in its sole discretion.

For the expenses of Class U Shares, see the Fund profile earlier in this prospectus.

The Fund also offers Class A, Class B and Class C Shares (collectively ”Retail Shares”) and Fiduciary Shares. Each of these classes has its own expense structure. Fiduciary Shares are available only to financial institutions, fiduciary clients of Union Bank, N.A. and certain other qualified investors. Retail Shares are available to non-fiduciary clients of Union Bank, N.A., who are not otherwise eligible for Fiduciary Shares. Call us at 1-800-433-6884 for more details.

Payments to Financial Firms

Your broker, dealer, financial adviser or other financial intermediaries may receive certain payments and compensation described below. These arrangements may apply to any or all of your Shares. For purposes of the following, “financial firms” means brokers, dealers, benefit plan administrators, financial advisers and other financial intermediaries, including UnionBanc Investment Services LLC and other affiliates of HighMark Capital Management, Inc., through which you purchase your Shares. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other series of HighMark Funds not offered in this prospectus.

Marketing Support Payments. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell series of HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial firm to learn more about these payments.

Payments for Distribution and Shareholder Services. In addition to the foregoing marketing support and other payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of the Fund and/or for the servicing of Shares of the Fund. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm’s examination of the Fund and payments for employee training and education relating to the Fund; (2) listing fees for the placement of the Fund on a financial firm’s list of mutual funds available for purchase by its clients; (3) fees for providing the Fund with “shelf space” and/or a higher profile for a financial firm’s financial consultants and their customers and/or placing the Fund on the financial firm’s preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm’s platform; and (7) payments for the sale of Shares and/or the maintenance of Share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm’s salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that the Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm’s HighMark Funds sales and total assets, and the financial firm’s willingness to give HighMark Capital Management, Inc. or the Fund’s distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Fund on a “select” or “preferred” list. HighMark Capital Management, Inc.’s goals include educating the investment advisers about the Fund so that they can provide suitable information and advice to prospective investors and shareholders of the Fund.

HIGHMARK FUNDS

For the calendar year 2010, the financial firms that received these additional payments, which totaled approximately $4.6 million, from HighMark Capital Management, Inc. include (but are not necessarily limited to) the following:

Abacus Investment Inc	Legend Equities Corporation
American Beacon Partners, Inc	Legent Clearing Corp.
American Investors Co.	Liberty Partners Fincl Services LLC
American Portfolio Financial Services	Lincoln Financial Advisors Corp
Amerprise Advisor Services Inc.	Lincoln Financial Group
Ameriprise Financial Services, Inc.	Lincoln Financial Securities
Ameritrade Inc.	LPL
Archer Investment Management	M & I Financial Advisors Inc
Ascensus, Inc.	Matrix Settlement & Clearance Svcs
Asset International, Inc.	Merrill Lynch
AXA Advisors, LLC	MG Trust Co LLC
B C Ziegler	Mid Atlantic Capital
B C Ziegler Distributors	Morgan Keegan & Co.
Bedminster Financial Group Ltd	Morgan Stanley Smith Barney
Benefit Plans Administrative Svcs	MS & Co. Inc.
Brokersxpress LLC	National Financial Services, Corp.
Cambridge Investment Research	National Planning Corp.
Capital Financial Services	National Retirement Partners, Inc.
Capital Guardian LLC	National Securities Corporation
Carl M Henning	Nationwide Planning Assoc., Inc.
Centaurus Financial, Inc.	New England Securities
Charles Schwab	Next Financial Group, Inc.
Commonwealth Financial Network	NPB Financial Group LLC
CPI Qualified Plan Consultant	OFG Financial Services Inc
Crowell, Weeden & Co	Oppenheimer & Co. Inc.
Crown Capital Securities, LP	Pacific West Sec Inc.
Cuna Brokerage Svcs Inc	Packerland Brokerage Services
Cuso Financial Services LP	Pen Cal Administrators, Inc.
D A Davidson	Penson Financial Services
Dalton Strategic Inv Services Inc	Pershing LLC
Edward Jones	Prime Vest Financial Services
Ensemble Financial Services, Inc	Proequities Inc.
Express Securities Inc	Prudential Investment Mgmt Srvcs
Financial Advisors of America LLC	Prudential Insurance Co of America
Financial Network	QA3 Financial Corp.
Financial Network Investment Corp	Questar Capital Corporation
Fintegra LLC	Raymond James & Associates, Inc.
First Allied Securities, Inc.	Raymond James Financial Services
First Clearing LLC	RBC Capital Markets Corporation
First Southwest Company	RBC Wealth Management
Foothill Securities, Inc.	Retirement Plan Advisory Group
Fortune Financial Services, Inc.	Ridge Clearing & Outsourcing
Geneos Wealth Management, Inc.	Robert W. Baird & Co.
Genworth Financial Securities Corp	Royal Alliance Associates
Girard Securities, Inc.	Sagepoint Financial Inc
GunnAllen Financial	Securian Financial Services Inc
H. Beck, Inc.	Securities America
Harvest Capital LLC	Securities Services Network, Inc.
HighMark Funds Distributors, Inc.	Sigma Financial Corporation
Huckin Financial Group Inc	SII Investments Inc.
Invest Financial Corporation	Silver Oaks Securities Inc.
Investacorp, Inc.	Southwest Securities
Investment Centers of America, Inc	Sterne Agee & Leach
Investors Capital Corp.	Stifel, Nicolaus & Co., Inc.
Investors Security Co., Inc.	TD Ameritrade Trust Company
J. W. Cole Financial, Inc.	The O.N. Equity Sales Company
Janney Montgomery Scott, LLC	Thrivent Financial
LaSalle Street Securities LLC	UBS Financial Services, Inc.

UnionBanc Investment Services LLC	Wedbush Morgan Securities
United Planners Financial	Wells Fargo Advisors, LLC
US Bancorp Investment	Wells Fargo Bank
Uvest Financial Services	Wells Fargo Investments LLC
Vanguard Group	Western International Securities
Vanguard Marketing Corporation	WFG Investments
VSR Financial Services	WRP Investments, Inc.
Wachovia Securities LLC

HighMark Capital Management, Inc. may have established relationships with other financial firms since the end of 2010 in which these additional payments are made. Speak with your financial firm to learn whether his or her firm has such a relationship.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and HighMark Funds’ distributor, HighMark Capital Management, Inc. makes payments to the distributor for distribution services related to the Fund.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Speak with your financial firm to learn more about the total amounts paid to your financial firm and his or her firm by the Fund, other series of HighMark Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consider disclosures made by your financial firm at the time of purchase. HighMark Capital Management, Inc. does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Fund may receive commissions from the Fund in connection with the execution of the Fund’s portfolio transactions.

Opening an Account

1.	Read this prospectus carefully.

2.	Determine how much money you want to invest. Individual investors investing through specified benefit plans should consult with their benefit plan administrator for the initial investment minimum applicable to their plan. The initial investment minimum for a specified benefit plan to invest in the Fund is $10 million.

HighMark Funds may waive the Fund’s initial investment minimum in its sole discretion.

3.	Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4.	You, your benefit plan administrator and your financial representative can initiate any purchase, exchange or sale of Shares.

5.	Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you, which information may include your social security number or taxpayer identification number. This information will be verified to ensure the identity of all persons opening an account. For beneficial holders of Shares that are held through omnibus accounts, HighMark Funds may rely upon the omnibus account sponsors to collect such information.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In either case, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

HighMark Funds and HighMark Capital Management, Inc. reserve the right, in their sole discretion, to reject any purchase order for any reason.

BUYING AND SELLING SHARES

Individual investors investing through specified benefit plans can establish an account through their benefit plan administrator or have their benefit plan administrator process a transaction on their behalf. The benefit plan administrator will be responsible for furnishing all required documents to HighMark Funds’ transfer agent and may charge investors for this service. The Fund reserves the right to modify its policies with respect to buying and selling shares at any time in its discretion.

SPECIFIED BENEFIT PLANS MAY BUY AND SELL SHARES OF THE FUND IN ACCORDANCE WITH THE PROCEDURES DESCRIBED BELOW.

Buying Shares

By Check

Opening an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Deliver the check and your completed application to your financial representative, or mail them to our transfer agent (see address below).

Adding to an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Include a note specifying the fund name, your Share class, your account number and the name(s) in which the account is registered.

•	Deliver the check and your note to your financial representative, or mail them to our transfer agent.

Transfer agent address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

For requests sent by regular mail, there may be a delay between the time the request reaches the P.O. Box and the time of the Fund’s receipt of the request, which may affect the NAV at which the request is processed.

All purchases made by check should be in U.S. dollars.

Third party checks, credit card checks, traveler’s checks, starter checks, money orders or cash will not be accepted.

By Wire

Opening an account

•	Deliver your completed application to your financial representative, or mail it to our transfer agent (address above).

•	Obtain your Fund account number by calling your financial representative or our transfer agent.

HIGHMARK FUNDS

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your choice of Share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Adding to an account

•	Call our transfer agent before wiring any funds.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your Share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Through Financial Institutions

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

By Exchange

•	Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

Selling Shares

By Letter

Designed for

•	Accounts of any type.

•	Sales of any amount.

To sell some or all of your Shares

•	Write a letter indicating the Fund name, your Share class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

•	Include all signatures and any guarantees that may be required (see “Selling Shares in Writing”).

•	Mail the materials to our transfer agent.

Transfer agent address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

For requests sent by regular mail, there may be a delay between the time the request reaches the P.O. Box and the time of the

Fund’s receipt of the request, which may affect the NAV at which the request is processed.

•	We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.

Through Financial Institutions

•	Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

By Exchange

•	Obtain a current prospectus for the Fund into which you are exchanging by calling us or contacting your financial representative.

•	Call us or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

Receiving Your Money. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order in good order. If, however, you recently purchased Shares in the Fund by check, you may not receive your redemption proceeds from the Fund until after the check or debit clears, which may take up to 15 days following purchase. While the Fund will delay the processing of your redemption payment until after the check or debit clears, the Shares will be valued at the next determined NAV after receipt of your redemption order in good order.

Redemption in Kind. The Fund reserves the right to make payment on redemptions in securities rather than cash. If the Fund makes payment on redemptions in securities, you may incur brokerage costs when selling those securities.

Involuntary Sales of Your Shares. Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your Shares at NAV if your account balance in the Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in the Fund and then sell Shares within a fairly short period of time. Before the Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account balance up to or above the minimum.

EXCHANGING SHARES

How to Exchange Your Shares. You may exchange Class U Shares of the Fund for Fiduciary Shares or Class U Shares of another series of HighMark Funds that is offered through your specified benefit plan (the “new HighMark Fund”), provided that you:

•	Are qualified to invest in the new HighMark Fund.

•	Satisfy the initial and additional investment minimums for the new HighMark Fund.

•	Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new HighMark Fund is based on the relative NAVs of the Shares you are exchanging.

An exchange will be treated as a sale for tax purposes.

TRANSACTION POLICIES

Valuation of Shares. The Fund’s NAV per share of a class is calculated according to the following formula:

(Total market value of the Fund’s investments and other assets allocable to the class — the class’s liabilities)

÷	Total number of the Fund’s Shares outstanding in the class

=	The class’s NAV per share

We determine the NAV of the Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day (as defined below), based on the current market price of the Fund’s securities. If that is not available, we value securities by using a method that HighMark Funds’ Board of Trustees believes accurately reflects fair value. HighMark Funds’ Board of Trustees reviews and approves HighMark Funds’ written fair valuation procedures in advance of their use. In addition, HighMark Funds’ Board of Trustees periodically reviews valuations to determine if any changes should be made to the fair valuation procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which HighMark Funds calculates the Fund’s NAV. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates the Fund’s NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that HighMark Funds calculates the Fund’s NAV. A Significant Event may relate to a single issuer or to an entire market sector.

If HighMark Capital Management, Inc. becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates the Fund’s NAV, it shall immediately notify the sub-administrator and request that a fair value committee (the “Committee”) meeting be called.

In addition, HighMark Funds uses a third party fair valuation vendor (the “Vendor”) for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold (“trigger threshold”) that has been established by the Committee. The Committee also establishes a “confidence interval” —

representing the correlation between the price of a specific foreign security and movements in the U.S. market — before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable “confidence interval” using the fair values provided by the Vendor.

In the event that the Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. To the extent that the Fund’s assets are traded on foreign markets or exchanges on days when the Fund does not price its Shares, the value of the Fund’s Shares may change when Shares may not be purchased or redeemed. For further information about how we determine the value of the Fund’s investments, see the SAI.

Buy and Sell Prices. When you buy Shares of the Fund, the amount you pay per Share is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order. When you sell Shares of the Fund, the amount of your proceeds is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order.

Execution of Orders. You may buy and sell Shares of the Fund on any day when the New York Stock Exchange is open for business (hereafter referred to as a “business day”). The New York Stock Exchange is closed on weekends and national holidays.

•

Purchasing Shares by Mail: If you mail us a purchase order, we will execute it as soon as we have received your purchase order and your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

•

Purchasing Shares by Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by our transfer agent prior to the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time). If our transfer agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

•

Selling Shares: To sell Shares on any one business day, you must place your redemption order before the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time). Otherwise, we will execute your order on the following business day.

Our transfer agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by HighMark Funds’ distributor. The Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to

HIGHMARK FUNDS

promptly forward purchase or redemption orders to our transfer agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.

Anti-Money Laundering Program

Customer identification and verification is part of HighMark Funds’ overall obligation to deter money laundering under federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Fund or other series of HighMark Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

Frequent Purchases and Redemptions of Fund Shares

HighMark Funds’ Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Fund or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

Risks Associated with Excessive or Short-Term Trading Generally. While HighMark Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund’s Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase a shareholder’s tax liability unless the Shares are held through a tax-deferred or exempt vehicle. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Fund’s performance.

To the extent the Fund invests significantly in foreign securities, it may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own Share price (referred to as “time zone arbitrage”). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of the other shareholders of the Fund.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Funds that may be adversely affected by price arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

Right to Reject or Restrict Purchase Orders. Purchases and exchanges should be made primarily for investment purposes. The Fund and/or its principal underwriter reserves the right to refuse any purchase order (or the purchase side of an exchange order) at any time with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder’s financial adviser. In addition, HighMark Capital Management, Inc. will use its best efforts to detect short-term trading activity in the Fund’s Shares and reject any purchase, or the purchase side of an exchange, if, in its judgment, the transaction would adversely affect the Fund or its shareholders. HighMark Capital Management, Inc., however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage the Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Fund’s underlying beneficial owners. However, each such financial intermediary is contractually obligated to implement HighMark Funds’ market timing policy and to stop a beneficial owner from trading if so requested by HighMark Funds. If HighMark Capital Management, Inc. reviews a financial intermediary’s market timing policy and concludes that it sufficiently protects HighMark Funds’ shareholders, HighMark Capital Management, Inc. may choose to defer to the financial intermediary’s policy rather than implement HighMark Funds’ policy through that financial intermediary. In the event that the Fund or its agent rejects or cancels an exchange request, the purchase side of the exchange will not be processed.

Orders through Financial Intermediaries

The financial intermediary through whom you are investing may choose to adopt different or additional conditions on purchases, redemptions and exchanges of Fund Shares to discourage frequent trading and redemptions. Consult your financial intermediary or plan sponsor to determine what conditions may be applicable to you. The Fund is not responsible for the failure of a financial intermediary to carry out its responsibilities.

Disclosure of Portfolio Holdings

HighMark Capital Management, Inc. has established a policy with respect to the disclosure of the Fund’s portfolio holdings. A description of this policy is provided in the SAI. In addition, the Fund’s complete monthly portfolio holdings are generally available to you within 10 business days after the end of the period on HighMark Funds’ Web site by selecting “Individual Investor,” clicking on “Our Funds,” clicking on “List All Funds,” selecting the Fund and clicking on “Composition.”

Note that the Fund or HighMark Capital Management, Inc. may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Mailings to Households

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-433-6884 or contact your financial institution. We will begin sending you individual copies within thirty days after receiving your request.

DISTRIBUTIONS

The Fund may periodically declare and pay dividends from net investment income. The Fund expects to distribute substantially all of its income and capital gains annually. The Fund does not have a targeted dividend rate and does not guarantee that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions in additional Shares of the Fund unless we receive notification that you want to receive your distributions in cash.

TAXES

The following discussion summarizes some of the main U.S. federal income tax considerations generally applicable to investments in the Fund. Note, however, that the following is general information and your investment in the Fund may have other tax implications. Individual investors investing through specified benefit plans should consult their benefit plan administrator and their own tax advisors regarding their particular situation. You can find more information about the potential tax consequences of an investment in the Fund in the SAI.

Tax Treatment of the Fund

The Fund has elected and intends to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. If the Fund were to fail to qualify as a regulated investment company, it would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxes on Fund Distributions

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Federal Taxes: Specified benefit plans that invest in the Fund and that qualify for tax-exempt treatment under U.S. federal income tax laws generally are not subject to U.S. federal income tax on distributions of income or capital gains from the Fund or on redemptions of Fund Shares including exchanges in Fund Shares for shares of another series of HighMark Funds. Special tax rules apply to investments through such plans. Plan participants whose specified benefit plan invests in the Fund generally are not subject to U.S. federal income tax on Fund distributions received by the plan or on redemptions of Fund Shares by the plan. However, distributions to plan participants from a specified benefit plan generally are taxable to plan participants as ordinary income, with certain exceptions (for example, distributions to participants from a Roth 401(k) plan generally are not taxable to those participants).

•	Foreign Tax: The Fund’s investment in non-U.S. securities may be subject to foreign withholding and other taxes. This may reduce the return on your investment.

The tax considerations described above may or may not apply to you. See the SAI for further details. Please consult your tax

HIGHMARK FUNDS

advisor or benefit plan administrator to help determine whether these considerations are relevant to your investment and tax situation and for advice on the specific U.S. federal income, as well as state, local or foreign or other, tax consequences to you of investing in the Fund.

MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

Investment Adviser

HighMark Capital Management, Inc. serves as the investment adviser of each series of HighMark Funds, including the Fund, and manages its investment portfolios on a day-to-day basis under the supervision of HighMark Funds’ Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of each series of HighMark Funds, including the Fund.

HighMark Capital Management, Inc. is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. HighMark Capital Management, Inc.’s address is 350 California Street, San Francisco, CA 94104. As of August 31, 2011, HighMark Capital Management, Inc. had approximately $17.1 billion in assets under management. HighMark Capital Management, Inc. (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Fund paid advisory fees of 0.59% of its net assets (net of applicable waivers) to HighMark Capital Management, Inc.

A discussion regarding the basis for HighMark Funds’ Board of Trustees approving the advisory agreement relating to the Fund between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds’ Annual Report to shareholders for the fiscal year ending July 31, 2011.

Other Arrangements

On August 8, 2011, the Securities and Exchange Commission (the “SEC”) issued an exemptive order granting HighMark Funds and HighMark Capital Management, Inc. relief from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management, Inc. is subject to the supervision and approval of HighMark Funds’ Board of Trustees, permitted, with respect to HighMark Funds that may have sub-advisers from time to time, including the Fund, to the extent it were to engage a sub-adviser, to enter into and materially amend sub-advisory agreements with sub-advisers unaffiliated with HighMark Capital Management, Inc. without such agreements being approved by the shareholders of the relevant fund. HighMark Funds’ Board of Trustees and HighMark Capital Management, Inc. therefore have the right (subject to shareholder approval to operate pursuant to the order) to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management, Inc. continues to have the ultimate responsibility (subject to oversight by HighMark Funds’ Board of Trustees) to oversee each sub-adviser and recommend its hiring, termination and replacement. Shareholders will be notified of any changes in sub-advisers. Shareholders of a fund have the right to terminate a sub-advisory agreement for such fund at any time by a vote of the majority of the outstanding securities of such fund. Prior to the use of this order by the Fund, HighMark Funds must obtain the approval of the shareholders of the Fund to operate pursuant to the order.

Portfolio Managers

Todd Lowenstein, a Vice President and Director of Value Equity for HighMark Capital Management, Inc., is a co-manager for HighMark Value Momentum Fund and has been a member of the portfolio management team for the Fund since 2001. Mr. Lowenstein has been associated with HighMark Capital Management, Inc. since 2001.

Keith Stribling, a Vice President and Director of Value Equity for HighMark Capital Management, Inc., is a co-manager for HighMark Value Momentum Fund and has been a member of the portfolio management team for the Fund since 1998. Mr. Stribling has been associated with HighMark Capital Management, Inc. and its predecessors since 1995.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Other HighMark Funds

In addition to the Fund, HighMark Funds currently offers different classes of shares in twenty-eight separate investment portfolios.

These portfolios are as follows:

HighMark Balanced Fund,

HighMark Cognitive Value Fund,

HighMark Core Equity Fund,

HighMark Enhanced Growth Fund,

HighMark Equity Income Fund,

HighMark Fundamental Equity Fund,

HighMark Geneva Mid Cap Growth Fund,

HighMark Geneva Small Cap Growth Fund,

HighMark International Opportunities Fund,

HighMark Large Cap Growth Fund,

HighMark Large Cap Value Fund,

HighMark NYSE Arca Tech 100 Index Fund,

HighMark Small Cap Advantage Fund,

HighMark Small Cap Value Fund,

HighMark Bond Fund,

HighMark Short Term Bond Fund,

HighMark California Intermediate Tax-Free Bond Fund,

HighMark National Intermediate Tax-Free Bond Fund,

HighMark Wisconsin Tax-Exempt Fund,

HighMark 100% U.S. Treasury Money Market Fund,

HighMark California Tax-Free Money Market Fund,

HighMark Diversified Money Market Fund,

HighMark Treasury Plus Money Market Fund,

HighMark U.S. Government Money Market Fund,

HighMark Income Plus Allocation Fund,

HighMark Growth & Income Allocation Fund,

HighMark Capital Growth Allocation Fund, and

HighMark Diversified Equity Allocation Fund.

Shares of these other investment portfolios, none of which currently offer Class U shares, are offered in separate prospectuses. For more information, please call 1-800-433-6884.

“Archipelago® ”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCA(SM)” and “NYSE Arca Tech 100(SM)” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by HighMark Funds. HighMark NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, HighMark NYSE Arca Tech 100 Index Fund particularly or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

Archipelago Holdings, Inc. (“Arca”) makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the NYSE Arca Tech 100 Index or any data included therein. In no event shall Arca have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL HIGHLIGHTS

Financial information for Class U Shares of the Fund is not presented because Class U Shares of the Fund were not offered prior to the date of this prospectus.

HIGHMARK FUNDS

INSTRUMENTS, INVESTMENT TECHNIQUES AND RISKS

The Fund is not a complete investment program. The investment objectives or goals of the Fund and the investment policies of the Fund can be changed without shareholder approval, except for the policies that are identified as “fundamental” in the SAI.

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Fund may invest.

INSTRUMENT	RISK TYPE
American Depository Receipts (ADRs): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. ADRs pay dividends in U.S. dollars.	Market Political Foreign Investment
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	Credit Liquidity Market
Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.	Market Credit Prepayment/Call Political Liquidity Foreign Investment
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price.	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	Market
Convertible Securities: Bonds or preferred stock that convert to common stock.	Market Credit
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a fund.	Market Liquidity Management
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements and some mortgage-backed securities.	Derivatives Management Market Credit Liquidity Leverage Prepayment/Call Hedging

INSTRUMENT	RISK TYPE
Exchange-Traded Funds: Exchange-traded funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts but possess some characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular index. Common examples of ETFs include S&P Depositary Receipts, NASDAQ-100 Index Tracking Stock and iShares, which may be obtained from the unit investment trust or investment company issuing the securities or purchased in the secondary market. ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. By investing in an ETF, a fund will indirectly bear its proportionate share of any expenses paid by the ETF in addition to the expenses of the fund.	Market Exchange-Traded Funds Management
Foreign Securities: Stocks issued by foreign companies including American Depositary Receipts (ADRs) and locally traded securities.	Market Political Foreign Investment Liquidity Emerging Market Prepayment/Call
Forward Foreign Currency Contracts, Including Forward Foreign Currency Cross Hedges: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated.	Management Liquidity Credit Market Political Leverage Foreign Investment Hedging
Futures and Related Options: A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price. The owner of an option has the right, but not the obligation, to buy or sell the underlying instrument at a specified time in the future at the specified price.	Management Market Credit Liquidity Leverage Derivatives
High-Yield/High-Risk Bonds: Bonds rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment-grade bonds. Also called “lower rated bonds,” “noninvestment grade bonds” and “junk bonds.”	Credit Market Liquidity High-Yield Bond Prepayment/Call
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the fund has estimated for them. The Fund may invest up to 15% of its net assets in illiquid securities.	Liquidity Market

HIGHMARK FUNDS

INSTRUMENT	RISK TYPE
Initial Public Offerings: Initial public offerings (“IPOs”) are offerings of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934. The volume of IPOs and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the stock market as a whole. When an IPO is brought to the market, availability may be limited and a fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.	Market Liquidity New Public Company Small and Medium-Sized Company Microcap Company
Investment Company Securities: Shares of registered investment companies. These may include other series of HighMark Funds and other registered investment companies for which HighMark Capital Management, Inc., its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.	Market
Investment Grade Securities: Securities rated BBB or higher by S&P; Baa or better by Moody’s; similarly rated by other nationally recognized rating organizations; or, if not rated, determined to be of comparably high quality by a fund’s adviser.	Market Credit Prepayment/Call
Money Market Instruments: Investment-grade, U.S. dollar- denominated debt securities with remaining maturities of one year or less. These may include short-term U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.	Market Credit Regulatory Liquidity
Obligations of Supranational Agencies: Securities issued by supranational agencies that are chartered to promote economic development and are supported by various governments and government agencies.	Credit Foreign Investment Prepayment/Call Emerging Market Market
Preferred Stocks: Equity securities that generally pay dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.	Market
Real Estate Investment Trusts: Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. By investing in a REIT, a fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the fund.	Market Credit Prepayment/Call Management

INSTRUMENT	RISK TYPE
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a fund.	Market Leverage Counterparty
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a fund and may have a leveraging effect.	Market Leverage Counterparty
Securities Lending: The lending of up to 33 1/3% of a fund’s total assets. In return a fund will receive cash, other securities and/or letters of credit.	Market Leverage Liquidity Credit
Small and Medium-Sized Companies: Small and medium sized companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies.	Market Small and Medium-Sized Company
Swap Agreements: A transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party. Swaps can be used to hedge certain risks such as currency and interest rate risks, or to speculate on changes in the future price of the underlying instrument.	Management Market Credit Liquidity Leverage Hedging
Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	Liquidity Credit Market
Treasury Inflation Protected Securities: Treasury inflation protected securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. TIPS have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the securities, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.	Market Interest Rate Liquidity
Treasury Receipts: Treasury receipts, Treasury investment growth receipts and certificates of accrual of Treasury securities.	Market
Unit Investment Trusts: A type of investment vehicle, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal.	Market
U.S. Government-Sponsored Entity Securities: Securities issued by agencies, authorities, enterprises and instrumentalities of the U.S. Government. These include Ginnie Mae, Fannie Mae and Freddie Mac. Such securities may not be guaranteed or insured by the U.S. Government.	Government-Sponsored Entities Market Credit Prepayment/Call

HIGHMARK FUNDS

INSTRUMENT	RISK TYPE
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping issued or guaranteed by the full faith and credit of the U.S. government.	Market
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a fund on demand.	Credit Liquidity Market
Warrants: Securities that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are typically issued with preferred stock and bonds.	Market Credit
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	Market Leverage Liquidity Credit
Zero-Coupon Debt Obligations: Bonds and other types of debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	Credit Market Zero Coupon Prepayment/Call

Other Risks

HighMark Funds also offers Shares of HighMark Income Plus Allocation Fund, HighMark Growth & Income Allocation Fund, HighMark Capital Growth Allocation Fund and HighMark Diversified Equity Allocation Fund (collectively, the “Asset Allocation Portfolios”). Each of the Asset Allocation Portfolios is a “fund-of-funds” that invests in other mutual funds within the HighMark Funds family. Fiduciary Shares of the Fund and certain other series of HighMark Funds not offered in this prospectus (collectively, the “Underlying Funds”) are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of Shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund’s asset levels and an Underlying Fund’s then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds’ transaction costs and possibly reducing the Underlying Funds’ performance.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as certain other risks. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.

Counterparty Risk. The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligation under the repurchase agreement or reverse repurchase agreement. A fund’s income and the value of a fund’s investments could decline as a result.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Derivatives Risk. The risks associated with instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed a fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose a fund to the risk that the counterparty will not fulfill its contractual obligations.

Emerging Market Risk. A fund’s investment in emerging markets will cause it to face higher political, foreign investment and market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also Foreign Investment Risk below.

Exchange-Traded Funds Risk. ETFs charge their own fees and expenses; thus, shareholders of funds that invest in ETFs will bear extra costs, such as duplicative management fees, brokerage commissions and related charges when funds invest in ETFs. In addition, there may from time to time be a significant discrepancy between the NAV of an ETF and the price at which the ETF trades on an exchange.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of a fund’s investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Government-Sponsored Entities Risk. The securities in which a fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing entity.

Hedging Risk. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a fund’s risk, it may not always perfectly offset one position with another. As a result, there is no assurance that a fund’s hedging transactions will be effective.

High-Yield Bond Risk. High-yield bonds generally offer higher yields than investment-grade bonds, but also can experience greater risk. They are more vulnerable to default than investment-grade bonds and are more susceptible to adverse business, financial and economic conditions that impair a borrower’s ability to make scheduled interest and principal payments. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for investment-grade bonds.

Interest Rate Risk. The possibility that the value of a fund’s investments will decline due to an increase in interest rates or that a fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of a fund’s investments, the greater its interest rate risk.

Investment Style Risk. The risk that the particular type of investment on which a fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years.

Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

Management Risk. The risk that a strategy used by a fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The possibility that a fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of a fund’s security holdings will tend to increase or decrease in response to these movements.

Microcap Company Risk. The risk involved in investing in companies with micro capitalizations. The risk associated with investing in microcap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of microcap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, microcap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

New Public Company Risk. The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment/Call Risk. The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and,

HIGHMARK FUNDS

in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Small and Medium-Sized Company Risk. Investing in small- and medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many small- and medium-sized companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small- and medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small- and medium-sized companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. Companies that offer niche products or services may be especially vulnerable to declines in market demand for those products or services. The performance of a fund that concentrates on small- or medium-sized companies may be more volatile than that of a fund that invests primarily in larger companies.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

How to obtain more information:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request the SAI, the Annual or Semi-Annual Reports free of charge, other information about the Fund or to make shareholder inquiries:

By Telephone:    call 1-800-433-6884

By Mail:	write to us at
HighMark Funds
c/o BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

By Internet:    www.highmarkfunds.com

From the SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC Web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

HighMark Funds’ Investment Company Act registration number is 811-05059.

445 South Figueroa Street • Suite 306 Los Angeles • California • 90071 www.highmarkfunds.com	HMKPS0370100 84823-U (09/11)

HIGHMARK FUNDS

VALUE MOMENTUM FUND

CLASS U SHARES (HVMUX)

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 7, 2011

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus of HighMark Value Momentum Fund (Class U Shares) dated October 7, 2011 (the “Prospectus”) and any of its supplements. This SAI is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing HighMark Funds, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, or by contacting HighMark Funds toll free at 1-800-433-6884. Capitalized terms used but not defined in this SAI have the same meanings as set forth in the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

HIGHMARK FUNDS

HighMark Funds (the “Trust”) is an open-end management investment company. HighMark Funds was organized as a Massachusetts business trust on March 10, 1987 and presently consists of thirty-one series of units of beneficial interest (“Shares”). This SAI pertains to one of the diversified series of HighMark Funds, HighMark Value Momentum Fund (the “Fund”). The Fund commenced operations on April 25, 1997.

As described in the Prospectus, the Fund has been divided into five classes of shares, designated Class A Shares, Class B Shares, Class C Shares, Class U Shares and Fiduciary Shares for purposes of HighMark Funds’ Distribution Plans and Shareholder Servicing Plans. The Distribution Plans apply only to the Fund’s Class A, Class B and Class C Shares. Holders of Shares are sometimes referred to in this SAI collectively as “shareholders.”

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. No investment in Shares of the Fund should be made without first reading the Prospectus.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

The following investment strategies supplement the investment objective and policies of the Fund as set forth in the Prospectus.

1. Equity Securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks or, for even smaller companies, microcap companies or microcap stocks, may be especially sensitive to these factors. To the extent the Fund invests in equity securities, the Fund’s Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations. Changes in interest rates may also affect the value of equity securities in market sectors that are considered interest rate sensitive, such as the finance sector.

The Fund normally invests in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization ranges of certain indexes. The capitalization ranges of these indexes will vary due to market value fluctuations of the stocks in such indexes. The indexes may be reconstituted during the year. Just following reconstitution, the capitalization range of an index may be significantly different than it was prior to the reconstitution.

2. Initial Public Offerings. The Fund may invest in initial public offerings (“IPOs”), including secondary offerings of newly public companies. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned public companies. Many IPOs are made by smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions. For foreign IPOs, the risks may be more significant when combined with the risks of investing in non-U.S. markets, including emerging markets.

3. Debt Securities. The Fund may invest in debt securities within the four highest rating categories assigned by a nationally recognized statistical rating organization (“NRSRO”) and comparable unrated securities. As discussed under “High Yield Securities,” the Fund may also invest in high yield securities. Securities rated BBB by Standard & Poor’s (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by the Fund to fall below the fourth highest rating category, HighMark Capital Management, Inc. (“HCM” or the “Adviser”) will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

Depending upon prevailing market conditions, the Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity.

From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, a fund with a balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.

4. Convertible Securities. Consistent with its objective, policies and restrictions, the Fund may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Convertible bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities.

Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates.

Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

The Fund will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by an NRSRO or is not rated but is determined to be of comparable quality by the Adviser.

5. Bank Instruments. Consistent with its investment objective, policies, and restrictions, the Fund may invest in bankers’ acceptances, certificates of deposit and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits (“ETDs”), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits (“CTDs”), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation (“FDIC”).

6. Commercial Paper and Variable Amount Master Demand Notes. Consistent with its investment objective, policies and restrictions, the Fund may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less. These investments may include Canadian Commercial Paper (“CCP”), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

7. Lending of Portfolio Securities. In order to generate additional income, the Fund may lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from the Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject the Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Fund will receive at least 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the lending agent, with oversight by the Adviser, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Cash collateral received by the Fund will be invested according to the guidelines approved for HighMark Funds. Current permissible investments include securities issued by or fully guaranteed as to principal and interest by the U.S. government; securities issued by agencies, instrumentalities, sponsored agencies or enterprises of the U.S. government; high-quality commercial paper (including asset-backed commercial paper); high quality variable rate master notes; shares of registered investment companies; and certain other high-quality investments. The cash collateral guidelines, including the list of permissible investments, may be amended from time to time by HighMark Funds.

The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund’s total assets. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and the Fund will call loans, vote proxies, or otherwise obtain rights to vote or consent if the Fund has knowledge that a material event affecting the investment is to occur and it is determined to be in the best interests of the Fund to recall the securities and vote the proxies even at the cost of foregoing the incremental revenue that could be earned by keeping the securities on loan.

8. Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund will deal with financial institutions such as member banks of the FDIC having, at the time of investment, total assets of $100 million or more and with registered broker-dealers that the Adviser deems creditworthy under guidelines approved by HighMark Funds’ Board of Trustees (the “Board of Trustees”). Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 100% of the repurchase price (including accrued interest) and the custodian, with oversight by the Adviser, will monitor the collateral’s value daily and initiate calls to request that collateral be restored to appropriate levels. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.

If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund’s disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees believes that, under the regular procedures normally in effect for custody of the Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by HighMark Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

9. Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund’s investment objective, fundamental investment restrictions and non-fundamental policies. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high-quality debt securities consistent with the Fund’s investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

10. U.S. Government Obligations. The Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Federal Farm Credit Banks are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund’s net asset value (“NAV”). Because the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding, longer-term securities.

11. Adjustable Rate Notes. Consistent with its investment objective, policies and restrictions, the Fund may invest in “adjustable rate notes,” which include variable rate notes and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note’s market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note’s interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such notes will be subject to the Fund’s non-fundamental 15% limitation governing investments in “illiquid” securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund’s demand. See “Investment Restrictions” below.

As used above, a note is “subject to a demand feature” where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days’ notice or at specified intervals, not exceeding 397 days and upon not more than thirty days’ notice.

12. Shares of Investment Companies. The Fund may invest in the securities of other investment companies (including exchange traded funds) to the extent permitted by the 1940 Act or pursuant to an exemption therefrom. Currently, the 1940 Act permits the Fund to invest up to 5% of its total assets in the shares of any one investment company, but it may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other investment companies. Additional restrictions on the Fund’s investments in the securities of a money market mutual fund are set forth under “Investment Restrictions” below.

Exchange-traded funds (“ETFs”) are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

13. When-Issued Securities and Forward Commitments. The Fund may enter into forward commitments or purchase securities on a “when-issued” basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a “when-issued” basis may increase the risk of fluctuations in the Fund’s NAV.

When the Fund agrees to purchase securities on a “when-issued” basis or enter into forward commitments, HighMark Funds’ custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment.

The Fund expects that commitments to enter into forward commitments or purchase “when-issued” securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event the Fund exceeds this 25% threshold, the Fund’s liquidity and the Adviser’s ability to manage it might be adversely affected. In addition, the Fund does not intend to purchase “when-issued” securities or enter into forward commitments for speculative or leveraging purposes but only in furtherance of the Fund’s investment objective.

14. Zero-Coupon Securities. Consistent with its objectives, the Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities, including at a time when such sales are not otherwise advantageous. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation’s “adjusted issue price” (the original issue price plus original issue discount accrued to date) and the holder’s purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

15. Options (Puts and Calls) on Securities. The Fund may buy options (puts and calls), and write call options on a covered basis. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

There are risks associated with such investments, including the following: (1) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by the Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

16. Covered Call Writing. The Fund may write covered call options from time to time on such portion of its assets, without limit, as the Adviser determines is appropriate in seeking to obtain its investment objective. The Fund will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the value of the security rises, the Fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, which requires the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or will own the right to acquire the underlying security at a price equal to or below the option’s strike price. Unless a closing purchase transaction is effected the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

17. Purchasing Call Options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. The Fund may sell, exercise or close out positions as the Adviser deems appropriate.

18. Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

19. Options and Futures

Options in Stock Indices. The Fund may engage in options on stock indices. A stock index assigns relative values to the common stock included in the index with the index fluctuating with changes in the market values of the underlying common stock.

Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return of the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index, such as the S&P 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the NYSE Amex Equities (formerly, the American Stock Exchange) and the London Stock Exchange.

The Fund’s ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund’s portfolio securities. Since the Fund’s portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of the Fund’s total assets.

Risk Factors in Options Transactions. The successful use of options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the Fund will take an option position only if the Adviser believes there is liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the Fund’s ability to realize its profits or limit its losses.

Disruptions in the markets for securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (OCC) or other options markets, such as the London Options Clearing House, may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Futures Contracts and Related Options. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges, or over-the-counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of the Fund. The Fund may enter into futures contracts, typically related to capital market indices or specific financial securities.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. Purchasing a futures contract creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. In certain cases, financial futures are settled in cash and therefore do not settle in delivery of the actual underlying commodity. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as “contract markets,” approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures traded on non-U.S. exchanges are governed by similar local agencies and approved by the CFTC for use by U.S. investors.

Although futures contracts call for actual delivery or acceptance of a commodity or security, financial contracts are usually settled in cash or closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Settlement of a futures contract does not require exchange of funds based on a price paid or received upon purchase or sale, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities or other acceptable securities as specified by the specific futures contract. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called “variation margin,” are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to market.” Gains and losses on futures contracts are therefore recognized on a daily basis.

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate an exposure or hedge position held by the Fund. Such closing transactions involve additional commission costs.

In addition, to the extent consistent with their investment objectives and policies, the Fund may invest in currency futures contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts are designed by and traded on exchanges. The Fund would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in the controlling regulations.

At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin, as described below.

The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Fund’s securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund’s investment strategy.

When the Adviser believes that the currency of a particular country may suffer a significant decline against another currency, the Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. The Fund may realize a gain or loss from currency transactions.

The Fund will claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, will not be subject to registration or regulation as a pool operator under that Act.

Options on Securities’ Futures Contracts. The Fund will enter into written options on securities’ futures contracts only when, in compliance with the SEC’s requirements, cash or equivalents equal in value to the securities’ value (less any applicable margin deposits) have been deposited in a segregated account of the Fund’s custodian. The Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of the Fund’s total assets.

Risk of Transactions in Securities’ Futures Contracts and Related Options. Successful use of securities’ futures contracts by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Index Futures Contracts. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective, and may purchase and sell options on such index futures contracts. The Fund will not enter into any index futures contract for the purpose of speculation, and will only enter into contracts traded on securities exchanges with standardized maturity dates.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contracts and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into index futures contracts. When the Fund purchases or sells an index futures contract, it is required to make an initial margin deposit in the name of the futures broker and to make variation margin deposits as the value of the contract fluctuates, similar to the deposits made with respect to futures contracts on securities. Positions in index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such index futures contracts. The value of the contract usually will vary in direct proportion to the total face value.

The Fund’s ability to effectively utilize index futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the index futures contracts and their underlying index. Second, it is possible that a lack of liquidity for index futures contracts could exist in the secondary market, resulting in the Fund’s inability to close a futures position prior to its maturity date. Third, the purchase of an index futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. In order to avoid leveraging and related risks, when the Fund purchases an index futures contract, it will collateralize its position by depositing an amount of equity securities, cash or cash equivalents, equal to the market value of the index futures positions held, less margin deposits, in a segregated account with the Fund’s custodian. Collateral equal to the current market value of the index futures position will be maintained only on a daily basis.

The extent to which the Fund may enter into transactions involving index futures contracts may be limited by tax considerations.

Options on Index Futures Contracts. Options on index futures contracts are similar to options on securities except that options on index futures contracts gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium.

General Characteristics of Currency Futures Contracts. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.

Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin,” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund’s position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

Investments in futures and options may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

20. Foreign Investment. The Fund may invest in obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in CCP, foreign securities and Europaper. In addition, the Fund may invest in American Depositary Receipts. The Fund may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with the Fund’s investment objective and policies, and are subject to special risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. To the extent that the Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund’s investment in non-U.S. securities may be subject to foreign withholding and other taxes. See “Additional Federal Income Tax Information” below for a discussion of the U.S. federal income tax consequences of the Fund’s foreign investments.

21. Foreign Currency Transactions. To the extent consistent with its investment objectives and strategies, the Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (“transaction hedging”), and to protect the value of specific portfolio positions (“position hedging”). The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase or sell foreign currency futures contracts (“futures contracts”). The Fund may also purchase domestic and foreign exchange-listed and over-the-counter call and put options on foreign currencies and futures contracts. Hedging transactions involve costs and may result in losses, and may be subject to certain special tax considerations. See “Additional Federal Income Tax Information” below for a discussion of the U.S. federal income tax consequences of the Fund’s hedging transactions.

22. Transaction Hedging. When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund, generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

For transaction hedging purposes the Fund may also purchase exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

23. Position Hedging. When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Adviser expects to purchase, when the Fund holds cash or short-term investments). In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

At the discretion of the Adviser, the Fund may employ the currency hedging strategy known as “cross-hedging” by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different currency for the purpose of diversifying the Fund’s total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

24. Currency Forward Contracts. To the extent consistent with its investment objectives and policies, the Fund may invest in currency forward contracts. A currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are trades in the interbank markets conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts differ from futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Fund’s securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund’s investment strategy. However, the Adviser believes that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of the Fund will be served.

When the Adviser believes that the currency of a particular country may suffer a significant decline against another currency, the Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. The Fund may realize a gain or loss from currency transactions. See “Additional Federal Income Tax Information” below.

25. Index-based investments. Index-based investments, such as S&P Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”) and Dow Jones DIAMONDS (“Diamonds”), are interests in a UIT that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the NYSE Amex Equities.

A UIT will generally issue index-based investments in aggregations of 50,000 known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the NAV of the Index and the NAV of a Portfolio Deposit.

Index-based investments are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough index-based investments to reconstitute a Creation Unit (large aggregations of a particular index-based investment). The liquidity of small holdings of index-based investments, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of index-based investments is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of index-based investments is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for index-based investments is based on a basket of stocks. Disruptions in the markets for the securities underlying index-based investments purchased or sold by the Fund could result in losses on index-based investments. Trading in index-based investments involves risks similar to those risks, described above under “Options,” involved in the writing of options on securities.

26. Medium Cap/Small Cap/Microcap/Special Equity Situation Securities. The Fund may invest in the securities of medium capitalization companies, small capitalization companies, micro capitalization companies and companies in special equity situations. The Fund considers companies to have medium capitalization if their capitalization is within the range of those companies in the Russell Mid Cap Index. The Fund considers companies to have a small market capitalization if their capitalization is within the range of those companies in the Russell 2000 Index or the S&P Small Cap 600/Citigroup Index. Companies are considered to have micro capitalization if their capitalizations are equal to or smaller than the smallest 15% of those in the S&P Small Cap 600/Citigroup Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a “special equity situation” may involve a significant change from a company’s past experiences, the uncertainties in the appraisal of the future value of the company’s equity securities and the risk of a possible decline in the value of the Fund’s investments are significant.

27. High Yield Securities. To the extent consistent with its investment objectives and policies, the Fund may invest in lower rated securities. Fixed-income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, HighMark Funds may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of its shareholders.

28. Money Market Instruments. The Fund, subject to its own investment limitations, may invest in money market instruments which are short-term, debt instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers’ acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody’s) at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (iv) general obligations issued by the U.S. government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS (as defined below); (vi) repurchase agreements involving such obligations; (vii) money market funds and (viii) foreign commercial paper. The Fund may invest in variable or floating rate instruments, which may involve conditional or unconditional demand features and may include variable amount master demand notes.

29. Treasury Receipts. Consistent with its investment objective, policies and restrictions, the Fund may invest in Treasury receipts. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include “Treasury Receipts” (“TRs”), “Treasury Investment Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”). TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accrued over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities.

30. Illiquid Securities. The Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% of its total assets in “illiquid” securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Pursuant to this policy, the Fund may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees and only if the investment would be permitted under applicable state securities laws.

31. Restricted Securities. The Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) permitting the Fund to invest in restricted securities provided the Fund complies with the illiquid securities policy described above. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 and may be either liquid or illiquid. The Adviser will determine the liquidity of restricted securities in accordance with guidelines established by the Board of Trustees. Restricted securities purchased by the Fund may include Rule 144A securities and commercial paper issued in reliance upon the “private placement” exemption from registration under Section 4(2) of the Securities Act of 1933 (whether or not such paper is a Rule 144A security).

32. Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code (the “Code”). REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

33. Treasury Inflation Protected Securities. Treasury inflation protected securities (“TIPs”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. TIPs are structured so that inflation accrues into the principal value of the bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. TIPs have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate is fixed at issuance, but over the life of the security this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. The value of TIPs and other inflation linked securities is expected to change in response to changes in real interest rates. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. The periodic adjustment of U.S. inflation linked securities is currently tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. There can no assurance that the CPI-U or any other inflation index will accurately measure the real rate of inflation in the prices of goods and services.

Investments in TIPs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions.

Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to the Fund only by a vote of a majority of the outstanding Shares of the Fund (as defined below). Except with respect to the Fund’s restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

The Value Momentum Fund:

1. May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund’s total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer’s outstanding voting securities (except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations);

2. May not purchase any securities that would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); or

3. May not make loans, except that the Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

4. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

5. Will not concentrate investments in a particular industry or group of industries, or within any one state, as concentration is defined under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time.

6. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

7. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

8. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

9. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

10. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

1940 Act Restrictions.

Under the 1940 Act, and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund. “Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to lend money and to underwrite securities.

Additionally, the 1940 Act limits the Fund’s ability to issue senior securities, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. In addition, the 1940 Act permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

The 1940 Act also limits the amount that the Fund may invest in other investment companies prohibiting the Fund from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies, except in certain specific instances set forth in the 1940 Act or the rules thereunder, or certain instances where the other investment companies have obtained an exemption from the applicable provisions of the 1940 Act (e.g. ETFs).

The Following Investment Limitations Are Non-Fundamental Policies. The Fund May Not:

1. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the Prospectus). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.

2. Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

4. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

Voting Information. As used in this SAI, a “vote of a majority of the outstanding Shares” of HighMark Funds or the Fund or a particular class of Shares of HighMark Funds or the Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of HighMark Funds or the Fund or such class, or (b) 67% or more of the Shares of HighMark Funds or the Fund or such class present at a meeting at which the holders of more than 50% of the outstanding Shares of HighMark Funds or the Fund or such class are represented in person or by proxy.

PORTFOLIO TURNOVER

The Fund’s turnover rate is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less.

For HighMark Funds’ fiscal years ended July 31, 2011 and July 31, 2010, the Fund’s portfolio turnover rate was 26% and 12%, respectively. The portfolio turnover rate may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemption of Shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

HCM has established a policy governing the disclosure of the Fund’s portfolio holdings which is designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Board of Trustees has reviewed this policy and will be asked to review it no less than annually, and recommend any changes that it deems appropriate. Exceptions to this policy may be authorized by HCM’s chief compliance officer or his or her designee (the “CCO”).

Neither the Adviser nor the Fund will receive any compensation or other consideration in connection with its disclosure of the Fund’s portfolio holdings.

Public Disclosure of Portfolio Holdings. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on HighMark Funds’ Web site in such scope and form and with such frequency as the Adviser may reasonably determine. The Fund’s Prospectus describes, to the extent applicable, the type of information that is disclosed on HighMark Funds’ Web site, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

The Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of portfolio holdings information in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund would, in accordance with its Prospectus, make such information available on HighMark Funds’ Web site; or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Notwithstanding the foregoing, the Fund may disclose information relating to specific portfolio holdings from time to time on HighMark Funds’ Web site if such disclosure is approved in advance by the CCO, even though the Fund’s Prospectus does not specifically describe such disclosure. The Fund will consider such information publicly disclosed after the information is available on HighMark Funds’ Web site or at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings. The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings information to third parties may be made only if the CCO determines that such disclosure is allowed under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings information may, at the discretion of the CCO, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to the Adviser and its affiliates.

The Fund periodically discloses portfolio information on a confidential basis to the Board of Trustees and to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to HCM and its affiliates, these service providers include the Fund’s custodian (Union Bank, N.A.), the Fund’s independent registered public accounting firm (Deloitte & Touche LLP), the Fund’s tax reporting agents (KPMG – Taiwan, PriceWaterhouseCoopers – India), legal counsel, financial printer (RR Donnelley, Inc. and Issuer Direct) and accounting agent and Sub-Administrator (BNY Mellon Investment Servicing (US) Inc.) (“BNY Mellon Investment Servicing”), the Class B Shares financier (SG Constellation, LLC) and the Fund’s proxy voting service providers, currently Institutional Shareholder Services, Inc. and Glass Lewis & Co. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

The Fund also periodically provides information about its portfolio holdings to rating and ranking organizations. Currently the Fund provides such information to Moody’s and S&P, in connection with those firms’ research on and classification of the Fund and in order to gather information about how the Fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The Fund may also provide portfolio holdings information to consulting companies. Currently, the Fund provides such information to consulting companies including (but not limited to) the following: Callan Associates, Wilshire Associates, Mercer Investment Consulting and eVestment Alliance. These rating and ranking organizations and consulting companies are required to keep the Fund’s portfolio information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

In all instances, the CCO will make a determination that the Fund has a legitimate business purpose for such advance disclosure, and that the recipient(s) are subject to an independent obligation not to disclose or trade on the non-public portfolio holdings information. There can be no assurance, however, that the Fund’s policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

General Considerations and Board Oversight. The CCO will only approve the disclosure of the Fund’s portfolio securities if the CCO determines that such disclosure is in the best interests of the Fund’s shareholders or that no potential conflict of interest exists or could arise from such disclosure. When assessing potential conflicts of interest, the CCO will consider, among other factors, potential conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser or its principal underwriter, on the other.

As noted above, the Board of Trustees reviews the Fund’s policies and procedures relating to the disclosure of portfolio holdings on an annual basis. In addition, the CCO will report to the Audit Committee of the Board of Trustees on a quarterly basis any public or non-public disclosure of portfolio holdings that significantly deviates from the Fund’s usual scope, form and/or frequency of disclosure.

VALUATION

As disclosed in the Prospectus, the NAV per share of the Fund for purposes of pricing purchase and redemption orders is determined by the Sub-Administrator as of the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time), on days on which the NYSE is open for business.

Equity securities listed on a securities exchange or an automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over-the-counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Debt and fixed income investments may be priced by the independent, third-party pricing agents approved by the Board of Trustees. These third-party pricing agents may employ various methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other techniques that generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to HighMark Funds’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value.

If an equity or fixed income security price cannot be obtained from an independent third party pricing agent as described above, the Sub-Administrator will contact the Administrator for up to two possible independent brokers to utilize as quote sources, if available. To ensure independence, the Sub-Administrator will contact these brokers directly in order to obtain quotations in writing for each day a price is needed. If the Sub-Administrator is able to obtain two quotes, the average of the two quotes will be utilized. If the Sub-Administrator is able to obtain only one quote by 3:00 p.m. Eastern Time the Sub-Administrator will utilize the single quote for that day.

The prices for foreign securities are reported in local currencies and converted to U.S. dollars using currency exchange rates. Pursuant to contracts with the Sub-Administrator,

exchange rates are provided daily by recognized independent pricing agents. The exchange rates used by HighMark Funds for this conversion are captured as of the NYSE close each day. In markets where foreign ownership of local shares is limited, foreign investors invest in local shares by holding “foreign registered shares.” If the limit of permitted foreign ownership is exceeded, foreign registered shares’ trading activity may be restricted resulting in a stale price. When there is no price on the valuation date for foreign registered shares or if the price obtained is determined to be stale, the foreign registered shares will be valued by reference to the price of the corresponding local shares.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Equity and index options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Foreign currency forward contacts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Rights and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, the rights will be valued at the security’s current price minus the rights’ strike price. If the security’s current price is lower than the rights’ strike price, the rights will be priced at zero value.

If the value for a security cannot be determined using the methodologies described above, the security’s value will be determined using the Fair Value Procedures established by the Board of Trustees. The Fair Value Procedures will be implemented by a Fair Value Committee (the “Committee”) designated by the Board of Trustees.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which HighMark Funds calculates the Fund’s NAV. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates the Fund’s NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that HighMark Funds calculates the Fund’s NAV. A Significant Event may relate to a single issuer or to an entire market sector.

If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates the

Fund’s NAV, it shall immediately notify the Sub-Administrator and request that a Committee meeting be called.

HighMark Funds uses a third party fair valuation vendor (the “Vendor”) for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold (“trigger threshold”) that has been established by the Committee. The Committee also establishes a “confidence interval” – representing the correlation between the price of a specific foreign security and movements in the U.S. market – before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable “confidence interval” using the fair values provided by the Vendor.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases and redemptions of Shares of the Fund may be made on days on which the NYSE is open for business. Purchases will be made in full and fractional Shares of HighMark Funds calculated to three decimal places.

Although HighMark Funds’ policy is normally to pay redemptions in cash, HighMark Funds reserves the right to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from the Fund and all the other series of HighMark Funds during any 90-day period of up to the lesser of $250,000 or 1% of HighMark Funds’ net assets.

HighMark Funds reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. HighMark Funds also reserves the right to suspend sales of Shares of the Fund for any period and to reject a purchase order when HighMark Funds Distributors, Inc. or HCM determines that it is not in the best interest of HighMark Funds and/or its shareholders to accept such order.

If the Fund holds portfolio securities listed on foreign exchanges that trade on Saturdays or other customary United States national business holidays, the portfolio securities will trade and the net assets of the Fund’s redeemable securities may be significantly affected on days when the investor has no access to the Fund.

Neither the transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark Funds and the transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

For purchase or redemption requests sent by regular mail to a post office box, there may be a delay between the time the request reaches the post office box and the time of a Fund’s receipt of the request, which may affect the NAV at which the request is processed.

Purchases Through Financial Institutions

Shares of the Fund may be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services. Shares purchased by persons (“Customers”) through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution’s procedures for transmitting purchase, exchange or redemption orders to HighMark Funds.

Customers who desire to transfer the registration of Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

Depending upon the terms of a particular Customer account, a financial institution may charge Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution. Additionally, certain entities (including participating organizations and Union Bank, N.A. and its affiliates), may charge customers a fee with respect to exchanges made on the customer’s behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange.

The Fund participates in fund “supermarket” arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem Shares of the Fund through the sponsor of the fund supermarket. In connection with these supermarket arrangements, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund Shares.

Additional Federal Tax Information

General. The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion does not purport to be complete or to address all aspects of U.S. federal income taxes of an investment in the Fund. Further, the discussion assumes that the Shares offered through the Prospectus (Class U Shares) are held solely by specified benefit plans (as described in the Prospectus), and describes only certain tax aspects of an investment in the Fund relevant to such shareholders. Individual investors investing through specified benefit plans should consult their benefit plan administrator, as well as their own tax advisors and financial planners, regarding their particular situation and the possible application of federal, state, local and non-U.S. tax laws.

Qualification as a Regulated Investment Company. The Fund has elected and intends to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends. If the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Distributions. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net realized capital gain. Investment company taxable income (which is retained by the Fund) will be subject to fund-level tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for the year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or later if the Fund is permitted to so elect and so elects) and any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Specified benefit plans that invest in the Fund and that qualify for tax-exempt treatment under U.S. federal income tax laws generally are not subject to U.S. federal income tax on distributions from the Fund or on redemptions of Fund Shares, including exchanges of Fund Shares for shares of another fund. Special tax rules apply to investments through such plans. Plan participants whose specified benefit plan invests in the Fund generally are not subject to U.S. federal income tax on Fund distributions received by the plan or on redemptions of Fund Shares by the plan. However, distributions to plan participants from a specified benefit plan generally are taxable to plan participants as ordinary income, with certain exceptions (for example, distributions to participants from a Roth 401(k) plan generally are not taxable to those participants).

Debt Instruments Issued or Purchased at a Discount. If the Fund holds certain debt obligations that are treated as issued or purchased at a discount, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received in respect of such obligations. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

Derivatives and Hedging Transactions. The Fund’s transactions in derivative instruments (e.g., options, futures contracts, forward contracts, swap agreements, straddles, and foreign currencies), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. In addition, the tax treatment of certain derivative investments may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income, and may be required to sell securities in its portfolio (including when it is not advantageous to do so) in order to make such distributions, so as to qualify as a regulated investment company that is accorded special tax treatment.

Certain Investments in REITs. The Fund’s investments in REIT equity securities, if any, may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a 401(k) plan) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income. Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Foreign Taxes. Income received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. The Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) in order to generate sufficient cash to make the requisite distributions of such income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax or other charge on distributions received from such a company or on the proceeds from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders; however, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund may alternatively make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. Such elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

A PFIC is generally defined as any foreign corporation: (i) that has an passive income equal to 75% or more of gross income for the taxable year, or (ii) that has an average amount of assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income equal to at least 50% of total assets. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and other charges described above in some instances.

Back-up Withholding. The Fund (or in the case of Shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The back-up withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Back-up withholding is not an additional tax. Any amounts withheld may be credited against the record owner’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts and Other Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns pursuant to rules enacted in March 2010. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, falls within this requirement. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Individual investors investing through specified benefit plans should consult their benefit plan administrator as well as a tax advisor regarding the applicability to them of both of these reporting requirements.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, distributions made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder will be subject to the new 30% withholding requirement. Payments to shareholders that are U.S. persons will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires, including with regard to their direct and indirect owners, to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Individual investors investing through specified benefit plans are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss on disposition of Fund Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Individual investors investing through specified benefit plans should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

MANAGEMENT OF HIGHMARK FUNDS

Trustees and Officers

Information pertaining to the trustees and officers of HighMark Funds is set forth below. The members of the Board of Trustees are elected by HighMark Funds’ shareholders and have overall responsibility for the management of the Fund. The Board of Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations. Trustees who are not deemed to be “interested persons” of HighMark Funds as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of HighMark Funds are referred to as “Interested Board Members.” Currently, HighMark Funds has six Independent Trustees and one Interested Board Member. The Board of Trustees met five times during the last fiscal year.

Leadership Structure and Risk Oversight. The current Chairman of the Board of Trustees, David E. Benkert, is an Independent Trustee. A portion of each regular meeting of the Board of Trustees is devoted to an executive session of the Independent Trustees at which no members of management are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board of Trustees, including fund governance and leadership issues, and are advised by independent legal counsel.

As described below, the Board of Trustees conducts much of its work through certain standing committees, each of which is chaired by an Independent Trustee. The Board of

Trustees has not established a formal risk oversight committee. However, much of the regular work of the Board of Trustees and its standing Committees addresses aspects of risk oversight.

There are two standing committees of the Board of Trustees, an Audit Committee and a Governance Committee. The Audit Committee has as its primary purpose and function oversight responsibility for the integrity of the Trust’s financial reporting and compliance processes, and for the adequacy of the Trust’s overall system of internal controls. The members of the Audit Committee are Evelyn S. Dilsaver (Chair), David A. Goldfarb, Mindy M. Posoff and David E. Benkert (Ex Officio). The Audit Committee met four times during the Trust’s last fiscal year.

The Governance Committee has as its primary purposes and functions responsibility for the nomination of persons to serve as members of the Board of Trustees and responsibility to review periodically, and make recommendations to the Board of Trustees regarding, certain matters relating to the operation of the Board of Trustees and its committees. The members of the Governance Committee are Michael L. Noel (Chair), Thomas L. Braje, Earle A. Malm II and David E. Benkert (Ex Officio). The Governance Committee met four times during the Trust’s last fiscal year.

In the event a vacancy exists on the Board of Trustees, or a vacancy is anticipated, the Governance Committee shall consider whether it is in the best interests of the Trust and its shareholders to nominate an Independent Trustee or an Interested Trustee to fill the vacancy. The Governance Committee may consider candidates recommended by members of the Governance Committee, other Independent Trustees, or Interested Trustees. The Governance Committee also may consider candidates recommended by a search firm engaged by the Governance Committee, if the Governance Committee chooses to engage a search firm. If the Governance Committee determines that it is in the best interests of the Trust and its shareholders to nominate a person who is an Independent Trustee, the selection and nomination of candidates for that position is committed to the discretion of the Independent Trustees.

The Governance Committee does not currently have a policy or procedures in place for the consideration of nominees recommended by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board of Trustees, and a shareholder submitted a candidate for consideration by the Board of Trustees to fill the vacancy, the Governance Committee would evaluate that candidate.

The Fund has retained HCM as the Fund’s investment adviser and administrator. HCM is responsible for the day-to-day administration of the Fund and the day-to-day management of the investment activities of the Fund. HCM is responsible for the management of the risks that arise from the Fund’s investments. The Board of Trustees provides oversight of the services provided by HCM, including the risk management and oversight services provided by HCM. In the course of providing that oversight, the Board of Trustees receives a wide range of reports on the Fund’s activities from HCM, including reports regarding the Fund’s investment performance, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board of Trustees also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board of Trustees also meets with the Fund’s Chief Compliance Officer annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund. The Board of Trustees also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment performance and risks.

The Board of Trustees periodically reviews its leadership structure, including the role of the Chairman. The Board of Trustees periodically rotates committee memberships and committee chairs. The Board of Trustees completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board of Trustees believes that its leadership structure is appropriate in light of the size of the Trust, the types of instruments in which the Trust’s series invest and the number of series of the Trust overseen by the Board of Trustees.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board of Trustees to conclude that each individual serving as a Trustee of the Fund should so serve. The current members of the Board of Trustees have joined the Board of Trustees at different points in time since 1987. Generally, no one factor was decisive in the original selection of an individual to join the Board of Trustees, or the selection of an individual to be nominated to join the Board of Trustees. Among the factors the Board of Trustees, considered when concluding that an individual should serve (or be nominated to serve) on the Board of Trustees, were the following: (i) the individual’s business and professional experience and accomplishments, including, in some instances, prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with the other members of the Board of Trustees; and (iii) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, experience and attributes on the Board of Trustees.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund or be nominated to serve as a Trustee of the Fund. Each current Trustee’s recent prior professional experience is summarized in the table below.

Name, Address,[1] and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member During the Past 5 Years[4]
INDEPENDENT TRUSTEES
DAVID E. BENKERT Age: 54	Trustee, Chairman	Since 03/04	From April 1, 1992 to present, Director, Navigant Consulting, Inc. (financial consulting).	31	None

Name, Address,[1] and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member During the Past 5 Years[4]
THOMAS L. BRAJE Age: 68	Trustee	Since 06/87	Prior to retirement in October 1996, Vice President and Chief Financial Officer of Bio Rad Laboratories, Inc.	31	None

EVELYN S. DILSAVER Age: 56	Trustee, Audit Committee Chairman	Since 01/08

Since January 2010, Member, Board of Directors of Tempur-

Pedic International Inc. (mattress manufacturer). Since November 2009, Member, Board of Directors of Blue Shield of California (health insurance). Formerly, Executive Vice President for The Charles Schwab Corporation, and President and Chief Executive Officer of Charles Schwab Investment Management, Inc. Prior to July 2004, Senior Vice President, Asset Management Products and Services, Charles Schwab Investment Management, Inc. Prior to July 2003, Executive Vice President – Chief Financial Officer and Chief Administrative Officer for U.S. Trust Company, then a subsidiary of The Charles Schwab Corporation.

				31	Aeropostale, Inc. (ARO); Longs Drug Corporation (LDG)[5]; Russell Exchange Traded Funds Trust; Tamalpais Bancorp (TAMB); Tempur-Pedic International Inc. (TPX)

Name, Address,[1] and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member During the Past 5 Years[4]
DAVID A. GOLDFARB Age: 69	Trustee	Since 06/87	Since January 2010, owner of David A. Goldfarb, CPA. From 1987 to 2009, Partner, Goldfarb & Simens, Certified Public Accountants.	31	None

MICHAEL L. NOEL Age: 70	Trustee, Vice Chairman, Governance Committee Chairman	Since 12/98	President, Noel Consulting Company since 1998. Member, Saber Partners (financial advisory firm) since 2002. Member, Board of Directors, Avista Corp. (utility company), since January 2004. Member, Board of Directors, SCAN Health Plan, since 1997.	31	Avista Corp. (AVA)

MINDY M. POSOFF Age: 55	Trustee	Since 10/10	Managing Director, Traversent Capital Partners (financial consulting) since January 2010. From January 2003 to December 2009, Managing Director, NewMarket Capital Partners, LLC (asset management).	31	None

Name, Address,[1] and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member During the Past 5 Years[4]
INTERESTED TRUSTEE AND OFFICERS
EARLE A. MALM II* 350 California Street San Francisco, CA 94104 Age: 62	Trustee, President	Since 12/05 (President) Since 01/08 (Trustee)	President, Chief Executive Officer and Director of HCM since October 2002. Chairman of the Board of HCM since February 2005.	31	None

COLLEEN CUMMINGS 4400 Computer Drive Westborough, MA 01581 Age: 40	Assistant Treasurer	Since 06/10	Vice President and Senior Director, Client Services Administration, BNY Mellon Investment Servicing (US) Inc., since June 2004.	N/A	N/A

PAMELA O’DONNELL 350 California Street San Francisco, CA 94104 Age: 47	Treasurer, Vice President, and Chief Financial Officer	Since 12/05 (Treasurer) Since 03/09 (Vice President) Since 06/10 (Chief Financial Officer)	Vice President and Director of Mutual Fund Administration of HCM since 2005.	N/A	N/A

CATHERINE M. VACCA 350 California Street San Francisco, CA 94104 Age: 54	Chief Compliance Officer	Since 09/04	Senior Vice President and Chief Compliance Officer of HCM since July 2004.	N/A	N/A

KEVIN ROWELL 350 California Street San Francisco, CA 94104 Age: 50	Vice President and Assistant Secretary	Since 09/10

Senior Vice President

and Managing Director

of HCM since June

2010. From 2008 to

2010, President, Hennessy Funds. From 2006 to 2007, Executive Vice President, head of U.S. Distribution,

Pioneer Investments.

				N/A	N/A

Name, Address,[1] and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member During the Past 5 Years[4]
HELEN ROBICHAUD 201 Washington Street, 34th Floor Boston, MA 02108 Age: 59	Secretary	Since 03/10

Managing Director and

Senior Counsel, BNY

Mellon Investment

Servicing (US) Inc.

since January 2010.

Director of Fund

Regulatory Services of

J.P. Morgan from June

2008 to December 2009. Associate General

Counsel of J.P. Morgan

from August 1995 to

June 2008.

				N/A	N/A

JULIE M. POWERS 201 Washington Street, 34th Floor Boston, MA 02108 Age: 41	Assistant Secretary	Since 12/10	Vice President and Senior Manager of BNY Mellon Investment Servicing (US) Inc. since August 2005.	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o HighMark Funds, 350 California Street, Suite 1600, San Francisco, CA 94104.
[2]

Each Trustee shall hold office during the lifetime of the Trust until he or she dies, resigns, retires or is removed or, if sooner, until the next meeting of shareholders following his election or appointment as Trustee at which Trustees are elected and until his successor shall have been elected and qualified in accordance with the Trust’s Declaration of Trust.

[3]	The “HighMark Funds Complex” consists of all registered investment companies for which HCM serves as investment adviser.
[4]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
[5]	Ms. Dilsaver ceased being a director of Longs Drug Corporation in connection with the acquisition of the company by CVS Caremark in 2008.
*	Earle Malm is an “interested person” of the Trust under the 1940 Act by virtue of his position with HCM.

In certain cases, additional considerations contributed to the Board’s conclusion that an individual should serve on the Board. For example, the Board considered the following in concluding that the individual should serve as a Trustee: Mr. Noel’s and Ms. Dilsaver’s experience serving as directors of other companies; Messrs. Benkert’s, Braje’s and Noel’s experience as executives of other companies; Ms. Dilsaver’s experience as an executive of another investment company; Mr. Goldfarb’s accounting experience; Ms. Posoff’s experience as a financial services professional; and Mr. Malm’s experience as an executive of the Fund and director of HCM.

The foregoing description of the qualifications, attributes and skills of the Trustees is furnished in response to requirements imposed by the SEC and is not intended to impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole.

The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in the Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as HighMark Funds as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

David E. Benkert	$1-$10,000	$50,001-$100,000

Thomas L. Braje	None	None

Evelyn S. Dilsaver	None	None

David A. Goldfarb	$10,001-$50,000	>$100,000[1]

Earle A. Malm II	>$100,000	>$100,000

Michael L. Noel	None	$1-$10,000[1]

Mindy M. Posoff	None	None

[1]

Separate from the amounts disclosed in the table, pursuant to the deferred payment arrangements described below, as of June 30, 2011, the market value of fees deferred by Mr. Goldfarb, which track the performance of certain series of HighMark Funds totaled approximately $126,000 and the market value of fees deferred by Mr. Noel, which track the performance of certain series of HighMark Funds, totaled approximately $206,000.

As of December 31, 2010, to the Trust’s knowledge, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser, sub adviser or principal underwriter of HighMark Funds, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, sub-adviser or principal underwriter of HighMark Funds. Mr. Goldfarb’s sole proprietorship has an unsecured line of credit with Union Bank, N.A. (“UB”), the parent company of the Fund’s investment adviser, HCM, with a limit of $150,000 and an interest rate of 2% over the prime rate. As of June 30, 2011, the amount outstanding was approximately $100,000. The largest amount outstanding at any time during the two most recently completed calendar years was approximately $129,000. Until January 2010, Mr. Goldfarb had an unsecured line of credit with UB with a limit of $100,000 and an interest rate of 1% over the prime rate. The largest amount outstanding at any time during the two most recently completed calendar years was approximately $70,000. Goldfarb & Simens, an accounting firm of which Mr. Goldfarb was a partner, had an unsecured line of credit with UB with a limit of $600,000 and an interest rate of 1% over the prime rate until it was repaid and terminated in

December 2009. The line of credit was obtained in 1987 and the largest amount outstanding during the two most recently completed calendar years was $575,000.

The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of HCM, BNY Mellon Investment Servicing and/or HighMark Funds Distributors, Inc. (the “Distributor”) other than the Fund’s Chief Compliance Officer, receives any compensation directly from HighMark Funds for serving as a Trustee and/or officer. HCM, BNY Mellon Investment Servicing and the Distributor receive administration, sub-administration, shareholder servicing and/or distribution fees directly or indirectly from the Fund. See “Administrator and Sub-Administrator” and “Distributor” below.

The following table lists the officers of HighMark Funds who hold positions with affiliated persons or the principal underwriter of HighMark Funds:

Name	Position Held with Affiliated Person or Principal Underwriter
Colleen Cummings	BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Director, Client Services Administration
Earle A. Malm II	HCM, Member of the Board of Directors, Chairman of the Board, President and Chief Executive Officer
Pamela O’Donnell	HCM, Vice President and Director of Mutual Funds Administration
Julie M. Powers	BNY Mellon Investment Servicing (US) Inc., Vice President and Senior Manager
Helen Robichaud	BNY Mellon Investment Servicing (US) Inc., Managing Director and Senior Counsel
Kevin Rowell	HCM, Senior Vice President and Managing Director
Catherine Vacca	HCM, Senior Vice President and Chief Compliance Officer

During the fiscal year ended July 31, 2011, aggregate fees paid (or deferred in lieu of current payment) to the Independent Trustees for their services as Trustees totaled $482,050. Earle Malm, as an Interested Board Member, is not paid compensation by HighMark Funds. The following table sets forth information concerning amounts paid and retirement benefits accrued during the fiscal year ended July 31, 2011:

Name and Position	Aggregate Compensation from HighMark Funds[1]		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustee or Officer
David Benkert, Trustee	$91,500		None	None	$91,500
Thomas L. Braje, Trustee	$69,000		None	None	$69,000
Evelyn Dilsaver, Trustee	$81,500		None	None	$81,500
David A. Goldfarb, Trustee	$69,000		None	None	$69,000
Michael L. Noel, Trustee	$77,800		None	None	$77,800
Mindy M. Posoff, Trustee[2]	$58,750		None	None	$58,750
Robert M. Whitler, Trustee[3]	$34,500		None	None	$34,500
Catherine Vacca, Chief Compliance Officer	$205,670	[4]	None	None	$205,670[4]

[1]

Michael L. Noel and Robert M. Whitler deferred receipt of $40,000 and $24,150, respectively, of such compensation pursuant to fee deferral arrangements. HighMark Funds provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from HighMark Funds may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in one or more series of HighMark Funds on the normal payment date for such fees.

[2]	Mindy M. Posoff was elected as a Trustee on October 8, 2010.
[3]	Mr. Whitler retired as a Trustee effective December 31,2010 and no longer serves as a Trustee of the Trust.
[4]	Reflects only the portion of Ms. Vacca’s compensation and benefits reimbursed by HighMark Funds to HCM.

Codes of Ethics

HighMark Funds, HCM and the Distributor have each adopted a code of ethics (“Codes of Ethics”) pursuant to Rule 17j-1 of the 1940 Act, and these Codes of Ethics permit personnel covered by the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.

Investment Adviser

Investment advisory and management services are provided to the Fund by HCM, pursuant to an investment advisory agreement between HCM and HighMark Funds dated September 1, 1998, as amended from time to time (the “Investment Advisory Agreement”). HCM is a wholly-owned subsidiary of Union Bank, N.A. Union Bank, N.A. is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. Union Bank, N.A. and UnionBanCal Corporation have their principal business offices at 400 California Street, San Francisco, California 94104. The Bank of Tokyo-Mitsubishi UFJ, Ltd. has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan, and Mitsubishi UFJ Financial Group, Inc. has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8330, Japan. HCM is a California corporation registered under the Investment Advisers Act of 1940. UB serves as custodian for the Fund. See “Transfer Agent, Custodian and Fund Accounting Services” below. HCM also serves as administrator to the Fund. See “Administrator and Sub-Administrator” below.

Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to the Fund from year to year if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of the Fund (as defined above under “INVESTMENT RESTRICTIONS - Voting Information”), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Fund or by HCM. The Investment Advisory Agreement terminates automatically in the event of any assignment thereof, as defined in the 1940 Act.

HCM may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that HCM will choose to make such an agreement, any voluntary reductions in HCM’s advisory fee would lower the Fund’s expenses, and thus increase the Fund’s yield and total return, during the period such voluntary reductions are in effect.

The Investment Advisory Agreement provides that HCM will not be liable for any error of judgment or mistake of law or for any loss suffered by HighMark Funds in connection with HCM’s services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of HCM in the performance of its duties, or from reckless disregard by HCM of its duties and obligations thereunder.

For the services provided and expenses assumed by HCM pursuant to the Investment Advisory Agreement, HCM is entitled to receive fees from the Fund as described in the Prospectus.

For the fiscal years ended July 31, 2011, July 31, 2010 and July 31, 2009, HCM received the following investment advisory fees:

	Fiscal Year Ended
	July 31, 2011		July 31, 2010		July 31, 2009
Fund	Gross Fees	Net Fees*	Gross Fees	Net Fees*	Gross Fees	Net Fees*
Value Momentum Fund	$1,909,079	$1,881,596	$1,956,442	$1,927,676	$1,538,397	$1,501,492

*	Amount reflects waivers and expense reimbursements by HCM.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund’s portfolio managers managed as of July 31, 2010 (except as noted) as provided by HCM.

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets (in thousands)	Number of accounts	Assets (in thousands)	Number of accounts	Assets (in thousands)
Todd Lowenstein (1)	1	$96,082	1	$102,819	20	$915,006
Keith Stribling (1)	1	$96,082	1	$102,819	17	$909,001

(1)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Value Momentum Fund.

Accounts and Assets for which Advisory Fee is Based on Performance

The portfolio managers for the Fund do not manage accounts for which the advisory fee is based on performance.

Ownership of Securities

The table below shows the dollar ranges of Shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above as of July 31, 2011.

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Todd Lowenstein	HighMark Value Momentum Fund	$100,001 - $500,000
Keith Stribling	HighMark Value Momentum Fund	$100,001 - $500,000

Compensation

A portfolio manager’s compensation is paid by HCM. The Adviser has provided HighMark Funds with a description of how a portfolio manager’s compensation is determined.

HighMark Capital Management, Inc.

Each of the portfolio managers for the Fund receives a salary from the Adviser and participates in the Adviser’s incentive compensation plan, which is an annual plan that pays a cash bonus. The portfolio managers are also eligible to participate in the Adviser’s long-term incentive compensation plan. A portfolio manager’s bonus is generally a percentage of his or her salary and is based on (1) an evaluation of the manager’s investment performance, (2) achievement of budgeted financial goals and (3) meeting of business objectives determined by a portfolio manager’s direct supervisor. In evaluating investment performance, the Adviser generally considers the one-, two- and three-year (or shorter period if applicable) performance of mutual funds and other accounts under a portfolio manager’s oversight relative, solely or in part, to the peer groups and/or market indices noted below. To encourage exchange of information and support, a part of a portfolio manager’s investment performance evaluation is also based on the performance of other series of HighMark Funds or other accounts that the portfolio manager does not manage. A portfolio manager may also be compensated for providing securities/quantitative analysis for certain series of HighMark Funds, where applicable.

Portfolio Manager	Peer Group

Todd Lowenstein	Morningstar Large Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Value Category and Russell 1000 Value Index (with respect to HighMark Large Cap Value Fund (since 7/1/10)); Morningstar Large Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); Morningstar Large Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); and Morningstar Small Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Keith Stribling	Morningstar Large Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Value Category and Russell 1000 Value Index (with respect to HighMark Large Cap Value Fund (since 7/1/10)); Morningstar Large Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); Morningstar Large Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); and Morningstar Small Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Potential Conflicts of Interest in Managing Multiple Accounts

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. HCM and the Board of Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A portfolio manager of the Fund who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund’s portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

The Fund’s portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel of the Adviser, including the Fund’s portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by HCM and HighMark Funds that contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

Portfolio Transactions

Pursuant to the Investment Advisory Agreement, HCM determines, subject to the general supervision of the Board of Trustees and in accordance with the Fund’s investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Securities purchased by the Fund will generally involve the payment of a brokerage fee. While the Adviser generally seeks competitive spreads or commissions on behalf of the Fund, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokerage will at times be allocated to firms, including affiliated brokers such as Morgan Stanley & Co., that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by HighMark Funds. Such information may be useful to the Adviser in serving both HighMark Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to HighMark Funds.

To the extent permitted by applicable rules and regulations, as mentioned above, the Adviser may execute portfolio transactions through, and pay a brokerage fee to, one or more affiliates of the Adviser. As contemplated by Rule 17e-1 under the 1940 Act, the Fund has adopted procedures that provide that commissions paid to such affiliates must be fair and reasonable compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board of Trustees will review reports of such affiliated brokerage transactions in connection with the foregoing standard. HighMark Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with, UB, or its affiliates, and will not give preference to correspondents of UB with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those for the other series of HighMark Funds or any other investment company, investment portfolio or account managed by the Adviser. However, any such other investment company, investment portfolio or account may invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another series of HighMark Funds, investment company, investment portfolio or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to the Fund and such other investment company, investment portfolio or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other series of HighMark Funds or for other investment companies, investment portfolios or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement, in making investment recommendations for HighMark Funds, HCM will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by HighMark Funds is a customer of HCM, its parent or its subsidiaries or affiliates and, in dealing with its commercial customers, HCM and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by HighMark Funds.

During the following fiscal years, the Fund paid the following aggregate brokerage commissions:

Fiscal Year Ended

Fund	July 31, 2011	July 31, 2010	July 31, 2009
Value Momentum Fund	$309,277	$187,594	$199,582

The table below lists the amount of brokerage transactions of the Fund directed to brokers during the fiscal year ended July 31, 2011 because of research and other services provided, and the commissions related to these transactions:

Fund	Amount of Transactions	Amount of Commissions
Value Momentum Fund	$203,158,518	$309,277

During the fiscal year ended July 31, 2011 the Fund acquired securities issued by “regular broker-dealers” of the Fund or its parents, as that term is defined in Rule 10b-1 under the 1940 Act. The value of such securities of each issuer held by the Fund as of July 31, 2011 is set forth in the table below.

Fund	Broker	Value of Broker’s Securities Held as of 7/31/11 (in thousands)
Value Momentum Fund	JP Morgan Chase	$11,722
	Bank of America	5,132
	Goldman Sachs Group	4,724
	Bank of New York Mellon	3,775

Administrator and Sub-Administrator

HCM, in addition to serving as investment adviser, serves as administrator (the “Administrator”) to the Fund pursuant to the administrative services agreement dated as of December 10, 2007 between HighMark Funds and HCM (the “Administration Agreement”). Prior to December 10, 2007 HighMark Funds and HCM were party to an administrative services agreement dated December 1, 2005 (the “Prior Administration Agreement”).

Pursuant to the Administration Agreement, HCM provides the Fund with all administrative services necessary or appropriate for the operation of HighMark Funds, including recordkeeping and regulatory reporting, regulatory compliance, blue sky, tax reporting, transmission of regular shareholder communications, supervision of third party service providers and fund accounting services, all suitable office space for HighMark Funds, all necessary administrative facilities and equipment, and all personnel necessary for the efficient conduct of the affairs of HighMark Funds. As described below, HCM has delegated part of its responsibilities under the Administration Agreement to BNY Mellon Investment Servicing.

HCM is entitled to a fee, which is calculated daily and paid monthly in arrears, at an annual rate of 0.15% of the first $8 billion of the average daily net assets of HighMark Funds and 0.14% of such average daily net assets in excess of $8 billion. Under the Prior Administration Agreement, HCM was entitled to a fee, which was calculated daily and paid monthly in arrears, at an annual rate of 0.15% of the first $10 billion of the average daily net assets of HighMark Funds and 0.145% of such average daily net assets in excess of $10 billion.

The Administration Agreement is renewed automatically for successive annual terms unless written notice not to renew is given by either party at least 120 days prior to the expiration of the then-current term. The Administration Agreement is terminable prior to the expiration of the current term by either party, in the event of a material breach of the Administration Agreement, upon the giving of written notice, specifying the date of termination, provided such notice is given at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of HCM, or the reckless disregard by HCM of its obligations and duties under the Administration Agreement, HCM shall not be subject to any liability to HighMark Funds, for any act or omission in the course of, or connected with, the rendering of services under the Administration Agreement. So long as HCM acts with good faith and due diligence, HighMark Funds will indemnify HCM from and against any and all actions, suits and claims, and all losses, fees and expenses arising directly or indirectly from its administration relationship with HighMark Funds or other services rendered to HighMark Funds. HighMark Funds is not obligated to indemnify HCM for any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

BNY Mellon Investment Servicing, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator (the “Sub-Administrator”) and accounting agent pursuant to a sub-administration agreement dated as of December 3, 2007, between HCM and BNY Mellon Investment Servicing (the “Sub-Administration Agreement”). BNY Mellon Investment Servicing is an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund’s operations except those performed by the Administrator or Adviser; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including but not limited to the calculation of the NAV of each class of the Fund and regulatory administration services and administrative services; (c) prepares and distributes materials for all meetings of the Board of Trustees, including the mailing of all materials for the Board of Trustees, collates the same materials into the books for the Board of Trustees and assists in the drafting of minutes of the meetings of the Board of Trustees; (d) prepares reports to the Fund’s shareholders, tax returns and reports to and filings with the SEC and state “Blue Sky” authorities; (e) maintains the Fund’s accounting books and records; (f) provides compliance testing of all the Fund’s activities against applicable requirements of the 1940 Act and the rules thereunder, the Code and the Fund’s investment restrictions; (g) furnishes to the Adviser certain statistical and other factual information and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

The Administrator pays BNY Mellon Investment Servicing for the services it provides at the annual rate of .025% of the first $8 billion of the series of HighMark Funds’ aggregate average net assets and .015% of the series of HighMark Funds’ aggregate average net assets in excess of $8 billion. The Sub-Administration Agreement further provides that BNY Mellon Investment Servicing will be paid certain compliance support and filing service fees, as well as blue sky registration filing fees and out of pocket expenses.

For its services as administrator and expenses assumed pursuant to the Administration Agreement dated December 10, 2007, HCM was paid the following fees:

	Fiscal Year Ended
	July 31, 2011		July 31, 2010		July 31, 2009
Fund	Gross Fees	Net Fees*	Gross Fees	Net Fees*	Gross Fees	Net Fees*
Value Momentum Fund	$476,852	$476,852	$488,105	$474,516	$383,386	$350,909

*	Amount includes waivers and expenses reimbursements by HCM.

Federal Bank Laws and Regulations

Because HCM is a wholly owned subsidiary of a bank, HCM’s activities are subject to, and may be limited by, applicable federal banking law and regulations. It is possible that the regulatory structure governing banks and their affiliates could change at some point to prevent or restrict HCM from continuing to perform its services for HighMark Funds. Depending upon the nature of these changes, the Board of Trustees would review HighMark Funds’ relationship with HCM and consider taking all the action necessary in the circumstances.

Expenses

HighMark Funds’ service providers bear all expenses in connection with the performance of their respective services, except that the Fund will bear expenses including, but not limited to, the following, relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of HCM, UB, BNY Mellon Investment Servicing or the Distributor, a percentage of the compensation, benefits, travel and entertainment expenses of the Chief Compliance Officer, SEC fees and state fees and expenses, NSCC trading charges, certain insurance premiums, outside and, to the extent authorized by HighMark Funds, inside auditing and legal fees and expenses, expenses in connection with the review and signing of HighMark Funds’ tax returns, local tax agent fees, fees charged by rating agencies in having the Fund’s Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian, administrator and transfer agent, fees paid to Lipper (an independent fund expenses analysis provided to the Trustees), expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing reports and prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders’ and Trustees’ reports and meetings and any extraordinary expenses.

Distributor

HighMark Funds Distributors, Inc. (the “Distributor”) is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Distributor serves as the principal underwriter of the Fund’s Shares pursuant to an underwriting agreement (the “Underwriting Agreement”) with the Fund. Pursuant to the terms of the Underwriting Agreement, the Distributor is granted the right to sell the Shares of the Fund as agent for the Fund. Shares of the Fund are offered continuously. From January 1, 2008 through November 30, 2008, BNY Mellon Distributors Inc. (formerly, known as PFPC Distributors, Inc.) (“BNY Mellon Distributors”), served as the distributor of HighMark Funds. The Distributor is a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

Under the terms of the Underwriting Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of Shares of the Fund and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation.

To the extent that the Distributor receives fees under the distribution plan of the Fund adopted under Rule 12b-1 under the 1940 Act (a “Distribution Plan”), the Distributor will furnish or enter into arrangements with financial intermediaries for the furnishing of marketing or sales services or for providing services to shareholders of the Fund, pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder services fees under any Shareholder Servicing Plan adopted by the Fund, the Distributor will furnish or enter into arrangements with others for the furnishing of shareholder support services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan.

Shares of the Fund are sold by the Distributor on behalf of the Fund. The Underwriting Agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or negligence in the performance of its duties or of reckless disregard of its obligations and duties under the agreement, will not be liable to the Fund or the Fund’s shareholders for losses arising in connection with the sale of the Fund’s Shares.

The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to the Fund (i) by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Fund’s Distribution Plan or in the Underwriting Agreement or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Distributor or (ii) by the Distributor on sixty (60) days’ written notice to the Fund.

From December 1, 2008 through July 31, 2011, Shares of the Fund were sold on a continuous basis by the Distributor. For HighMark Funds’ fiscal years ended July 31, 2011, July 31, 2010 and July 31, 2009, below are the aggregate amounts of underwriting commissions received by the Distributor from sales charges on the sale of the Fund’s Shares and the amounts retained by the Distributor after the payment of any dealer allowance:

	Fiscal Year Ended July 31, 2011		Fiscal Year Ended July 31, 2010		Fiscal Year Ended July 31, 2009
Fund	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter
Value Momentum Fund	$20,501	$2,031	$24,855	$2,486	$7,162	$754

From January 1, 2008 through November 30, 2008, Shares of the Fund were sold on a continuous basis by BNY Mellon Distributors (formerly known as PFPC Distributors, Inc.). For HighMark Funds’ fiscal year ended July 31, 2009, below are the aggregate amounts of underwriting commissions received by BNY Mellon Distributors from sales charges on the sale of the Fund’s Shares and the amounts retained by BNY Mellon Distributors after the payment of any dealer allowance:

	Fiscal Year Ended July 31, 2009
Fund	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter
Value Momentum Fund	$3,344	$325

Transfer Agent and Custodian Services

Boston Financial Data Services, Inc. (“BFDS”) 2000 Crown Colony Drive, Quincy, MA 02169, performs transfer agency services for the Fund pursuant to a transfer agency and shareholder service agreement with HighMark Funds dated as of August 1, 2009, (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, BFDS processes purchases and redemptions of the Fund’s Shares and maintains the Fund’s shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a shareholder’s account.

Under the Transfer Agency Agreement, HighMark Funds has agreed to pay BFDS the following Annual Account Service Fees:

a)	Basis point fee - at an annual rate of 0.0075% on the first $6 billion in assets, 0.0065% on the next $2 billion in assets and 0.0055% on assets over $8 billion.

b)	CUSIP base fee - $1,500.00 per CUSIP.

c)	Open account maintenance fee - $12.00 per direct account and $4.75 per broker controlled account.

d)	Closed account maintenance fee - $1.95 per account.

The Annual Account Service Fee is subject to an annual complex minimum fee. HighMark Funds has also agreed to pay BFDS automated work distributor license and remote processing fees, plus certain reimbursable expenses. In addition, there is an annual IRA custodial fee of $15.00 per social security number paid by the shareholder.

UB, 350 California Street, San Francisco, CA, 94104, serves as custodian to the Fund pursuant to a custodian agreement with HighMark Funds dated as of December 5, 2001 (the

“Custodian Agreement”). Under the Custodian Agreement, UB’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Under the Custodian Agreement effective August 1, 2009, HighMark Funds has agreed to pay UB a domestic custodian fee with respect to the Fund at an annual rate of 0.00625% of the Fund’s average daily net assets. UB is also entitled to be reimbursed by HighMark Funds for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. Global custody fees shall be determined on an asset and transaction basis, based on a security’s country of domicile. Prior to August 1, 2009, HighMark Funds paid UB a domestic custodian fee at an annual rate of 0.01% of the Fund’s average daily net assets. Global custody fees were determined on an assets and transaction basis, based on a security’s country of domicile, and were at the same or higher rates.

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm, Deloitte & Touche LLP, 1700 Market Street, Philadelphia, PA 19103 provides audit and tax services to the Fund.

Legal Counsel

Ropes & Gray LLP, Three Embarcadero Center, San Francisco, CA 94111 is legal counsel to HighMark Funds.

ADDITIONAL INFORMATION

Proxy Voting Policies and Procedures

The Board of Trustees has delegated the authority to vote proxies on behalf of the Fund that own voting securities to HCM. A description of the proxy voting policies and procedures of HCM is attached as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available as of August 31 of each year (1) without charge, upon request, by calling toll free, 1-800-433-6884 or on or through HighMark Funds’ Web site at www.highmarkfunds.com and (2) on the SEC’s Web site at http://www.sec.gov.

Description of Shares

HighMark Funds is a Massachusetts business trust. HighMark Funds’ Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. HighMark Funds’ Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of HighMark Funds, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of HighMark Funds. HighMark Funds presently consists of thirty-one series of Shares, one of which is discussed in this SAI. Pursuant to a Multiple Class Plan on file with the SEC permitting the issuance and sale of seven classes of Shares in selected series, Shares of such series may, from time to time, be divided into as many as seven classes of Shares, designated Class A, Class B, Class C, Class M, Class S, Class U and Fiduciary Shares. The Class B Shares currently are not being offered for purchase except to existing investors in connection with the reinvestment of dividends on previously acquired Class B Shares or the exchange of Class B Shares of one series for Class B Shares of another series.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, Shares of the series of HighMark Funds will be fully paid and non-assessable. In the event of a liquidation or dissolution of HighMark Funds, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series of HighMark Funds, of any general assets not belonging to any particular series of HighMark Funds that are available for distribution. Upon liquidation or dissolution of HighMark Funds, shareholders of each class of the Fund are entitled to receive the net assets of the Fund attributable to such class.

Shareholder and Trustee Liability

Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, HighMark Funds’ Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability for the obligations of HighMark Funds, and that every written agreement, obligation, instrument, or undertaking made by HighMark Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust, as amended, also provides that HighMark Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of HighMark Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which HighMark Funds itself would be unable to meet its obligations.

The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of HighMark Funds shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of HighMark Funds’ business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or HighMark Funds shall look solely to the assets of the trust for payment.

Miscellaneous

HighMark Funds is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of HighMark Funds.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC’s Web site at www.sec.gov.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

No salesperson, dealer, or other person is authorized to give any information or make any representation regarding the securities described herein other than information or representations contained in the Prospectus and this SAI.

As of September 16, 2011, HighMark Funds believes that the Trustees and officers of HighMark Funds, as a group, owned less than one percent of each class of Shares of the Fund.

As of September 16, 2011, the Union Bank, N.A. 401 (k) Plan owned 32.47% of the outstanding voting securities of the Fund.

HighMark Funds believes UB was the shareholder of record of 0.00% of the Fiduciary Shares of the Fund as of September 16, 2011. HighMark Funds believes that UB and/or HCM had investment authority over 25.43% of the Fiduciary Shares of the Fund as of September 16, 2011.

The table below indicates each additional person known by HighMark Funds to own of record or beneficially 5% or more of the Shares of each class of Shares of the Fund as of September 16, 2011:

NAME & ADDRESS		PERCENT OF CLASS
Value Momentum Fund – Fiduciary Shares
PIMS/Prudential Retirement, As Nominee For the TTEE/Cust PL 720	Union Bank 401 (K) Plan, 400 California St FL10 San Francisco, CA 94104-1318	42.86%
PIMS/Prudential Retirement, As Nominee For the TTEE/Cust PL 880	Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Dr Hercules, CA 94547-1811	8.37%
SEI Private Trust Company (8-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	16.58%
SEI Private Trust Company (0-2), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	5.53%

APPENDIX A

The nationally recognized statistical rating organizations (individually, an “NRSRO”) that may be utilized by the Fund with regard to portfolio investments for the Fund include Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch, Inc. (“Fitch”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Fund and the description of each NRSRO’s ratings is as of the date of this SAI, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (1, 2 and 3) in each rating category to indicate the security’s ranking within the category):

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Description of the three highest long-term debt ratings by Fitch:

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody’s description of its three highest ratings of issuers of short-term debt obligations:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Moody’s description of its two highest short-term municipal obligation ratings:

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Moody’s description of its two highest demand obligation ratings:

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

S&P’s description of its three highest short-term debt ratings:

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch’s description of its three highest short-term debt ratings:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

APPENDIX B

Summary of the Proxy Voting Policies and Procedures

of HighMark Capital Management, Inc.

It is HighMark Capital Management, Inc.’s (“HCM”) policy that proxies be voted in a manner that is consistent with the interests of its clients, including each HighMark Fund. A copy of HCM’s Proxy Voting Policies and Procedures may be obtained, without charge, by calling 1-800-582-4734.

For all HighMark Funds managed by a sub-adviser pursuant to an agreement with HCM, HCM delegates proxy voting to the respective sub-adviser. HCM expects the sub-adviser to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by the sub-adviser which are in compliance with applicable law. As part of its sub-adviser review process, HCM will at least annually review the sub-adviser’s voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require the sub-adviser to promptly notify HCM of any material changes to its voting policies or practices.

For proxies to be voted by HCM, HCM utilizes the services of an outside third party, Institutional Shareholder Services, Inc. (“ISS”), to vote its proxies pursuant to guidelines set by ISS and approved by HCM. ISS’ corporate governance policy guiding principles establish a framework to examine all issues with the goal to maximize shareholder value, promote accountability, and mitigate risk. To achieve this goal: 1) ISS supports strong boards that demonstrate a commitment to creating shareholder value and prefers to see mechanisms that promote independence, accountability, responsiveness, and competence. 2) ISS evaluates auditors with the goal of ensuring auditor independence from the firm being audited as it is essential to ensure objectivity and reduce the potential for abuse thereby enabling accurate and reliable financial reporting. 3) ISS protects shareholder interests by examining the adoption of anti-takeover defense proposals or shareholder calls for their removal based on: the right of shareholder approval, the fairness of the voting process, protection of shareholders’ right to act, and the ability to evaluate and vote effectively on the aggregate impact of the proposal. 4) ISS evaluates merger and restructuring transactions giving consideration to economic, operational, and governance factors based on: current shareholders’ viewpoints, enhancing shareholder value, independent evaluation, and shareholder approval process. 5) ISS evaluates executive and director compensation proposals with the overall goal of aligning compensation practices with shareholders’ interests. 6) ISS evaluation of corporate social responsibility issues focuses on the financial aspects of social and environmental proposals.

ISS is an agent of HCM and HCM retains the fiduciary duty to vote the proxies in the best interest of clients. HCM expects ISS to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by ISS which are in compliance with applicable law. HCM will at least annually review ISS’ voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require ISS to promptly notify HCM of any material changes to its voting policies or practices.

For proxies to be voted by HCM, HCM, through its Investment Policy Committee (IPC), reserves the right to withdraw any proxy from ISS and to vote such proxy according to guidelines established by the IPC. HCM shall withdraw any proposed proxy vote from ISS in the event that HCM determines that the proposed vote by ISS would not be consistent with HCM’s fiduciary duty to a HighMark Fund. Before deciding to vote any proxy the IPC shall determine whether HCM or any of its affiliates have a significant business, personal or family relationship that could give rise to a material conflict of interest with regard to the proxy vote. If a conflict of interest exists, HCM will retain an independent fiduciary to vote the proxy or echo vote. To determine whether a material conflict exists, the IPC shall perform a reasonable investigation of information relating to possible conflicts of interest by relying on information about HCM and its affiliates that is publicly available or is generally known by HCM’s employees, and on other information actually known by any IPC member. IPC members have a duty to disclose to the IPC conflicts of interest of which the member has actual knowledge but which have not been identified by the IPC in its investigation. The IPC cannot pursue investigation of possible conflicts when the information it would need is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the IPC.

With respect to securities on loan, HCM recognizes that, although voting rights or rights to consent with respect to the loaned securities pass to the borrower, HCM retains the right to call the loans at any time on reasonable notice and will call the loans, vote proxies or otherwise obtain the rights to vote or consent if HCM has knowledge that a material event (as determined by IPC) affecting the investment is to occur and it is determined to be in the best interests of the account and its customers to recall the securities and vote the proxies even at the cost of forgoing the incremental revenue that could be earned by keeping the securities on loan. HCM deems a material event to include proposed transactions the outcome of which would have a significant effect on the value of the investment. Matters such as uncontested Board elections, routine appointments of accountants and shareholder-initiated advisory proposals are generally not considered material events.

If a director, officer or employee of HCM, not involved in the proxy voting process, contacts any IPC member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the IPC and the IPC shall contact legal counsel who will be asked to recommend an appropriate course of action. All appropriate records regarding proxy-voting activities are maintained by ISS. HCM makes its proxy voting records available to each HighMark Fund and its shareholders, as required by law. HCM complies with the requirements of the Advisers Act and the Investment Company Act, and rules thereunder, and the fiduciary requirements of ERISA and the Department of Labor (DOL) guidelines with respect to voting proxies.

In some instances HCM may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

PART C.	OTHER INFORMATION

Item 28.	Exhibits

	(a)	(1)	Declaration of Trust, dated March 18, 2010, is incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

		(2)	Amendment to Declaration of Trust, dated June 24, 2010, is incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

	(b)		Amended and Restated Code of Regulations, effective as of December 10, 2009, is incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

	(c)	(1)	Portions of the Declaration of Trust relating to shareholders’ rights, is incorporated by reference to Exhibit (c)(1) of Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

		(2)	Portions of the Amended and Restated Code of Regulations relating to shareholders’ rights, is incorporated by reference to Exhibit (c)(2) of Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

	(d)	(1)	Investment Advisory Agreement between Registrant and HighMark Capital Management, Inc., dated as of September 1, 1998 (the “Investment Advisory Agreement”), is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 25 (filed November 30, 1998) to Registrant’s Registration Statement on Form N-1A.

		(2)	Amendment No. 1 to the Investment Advisory Agreement, dated and made effective as of April 9, 2009, is incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

(3)	Amended and Restated Schedule A to the Investment Advisory Agreement, effective as of June 8, 2009, is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(4)	Amended and Restated Schedule A to the Investment Advisory Agreement, effective as of December 1, 2010, is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 67 (filed December 22, 2010) to Registrant’s Registration Statement on Form N-1A.

(5)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and LSV Asset Management, effective October 1, 2001, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 37 (filed September 27, 2002) to Registrant’s Registration Statement on Form N-1A.

(6)	Amendment No. 1, dated as of October 27, 2005, to Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and LSV Asset Management is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 47 (filed November 29, 2005) to Registrant’s Registration Statement on Form N-1A.

(7)	Amendment No. 2, dated as of December 26, 2007, to Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and LSV Asset Management is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

(8)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark Enhanced Growth Fund, dated and made effective as of June 1, 2011, is incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 68 (filed July 25, 2011) to Registrant’s Registration Statement on Form N-1A.

(9)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark Cognitive Value Fund, dated and made effective as of June 1, 2011, is incorporated by reference to Exhibit (d)(9) to

Post-Effective Amendment No. 68 (filed July 25, 2011) to Registrant’s Registration Statement on Form N-1A.

(10)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark International Opportunities Fund, dated and made effective as of June 1, 2011, is incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 68 (filed July 25, 2011) to Registrant’s Registration Statement on Form N-1A.

(11)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Ziegler Lotsoff Capital Management, LLC (formerly known as Ziegler Capital Management, LLC), relating to HighMark Equity Income Fund, effective as of October 8, 2010, is incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 66 (filed November 24, 2010) to Registrant’s Registration Statement on Form N-1A.

(12)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Ziegler Lotsoff Capital Management, LLC (formerly known as Ziegler Capital Management, LLC), relating to HighMark NYSE Arca Tech 100 Index Fund, effective as of October 18, 2010, is incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 66 (filed November 24, 2010) to Registrant’s Registration Statement on Form N-1A.

(13)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Ziegler Lotsoff Capital Management, LLC (formerly known as Ziegler Capital Management, LLC), relating to HighMark Wisconsin Tax-Exempt Fund, effective as of October 8, 2010, is incorporated by reference to Exhibit (d)(15) to Post-Effective Amendment No. 66 (filed November 24, 2010) to Registrant’s Registration Statement on Form N-1A.

(14)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Geneva Capital Management Ltd., relating to HighMark Geneva Mid Cap Growth Fund (formerly known as HighMark Geneva Growth Fund), effective as of June 8, 2009, is incorporated by reference to Exhibit (d)(19) to Post-Effective Amendment No. 60 (filed

September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

	(15)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Geneva Capital Management Ltd., relating to HighMark Geneva Small Cap Growth Fund, effective as of June 8, 2009, is incorporated by reference to Exhibit (d)(20) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(e)	(1)	Amended and Restated Underwriting Agreement between the Registrant and HighMark Funds Distributors, Inc., effective as of July 1, 2010 (the “Underwriting Agreement”), is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 62 (filed September 10, 2010) to Registrant’s Registration Statement on Form N-1A.

(f)		None.

(g)	(1)	Custodian Agreement between Registrant and Union Bank, N.A. (formerly Union Bank of California, N.A.), dated as of December 5, 2001 (the “Custodian Agreement”), is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 37 (filed September 27, 2002) to Registrant’s Registration Statement on Form N-1A.

	(2)	Amended and Restated Appendix B to the Custodian Agreement, effective as of June 8, 2009, is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

	(3)	Amendment to the Custodian Agreement, dated as of December 27, 2007, is incorporated by reference to Exhibit (g)(4) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

	(4)	Amendment Number 1 to the Custodian Agreement, dated as of October 8, 2009, is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 61 (filed November 25, 2009) to Registrant’s Registration Statement on Form N-1A.

(h)	(1)	Amended and Restated Administrative Services Agreement between Registrant and HighMark Capital Management, Inc., effective as of December 10, 2007 (the “Administrative Services Agreement”), is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 53 (filed November 21, 2007) to Registrant’s Registration Statement on Form N-1A.

	(2)	Amended and Restated Schedule A to the Administrative Services Agreement, effective as of June 8, 2009, is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

	(3)	Amended and Restated Schedule B to the Administrative Services Agreement, effective as of December 1, 2009, is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 61 (filed November 25, 2009) to Registrant’s Registration Statement on Form N-1A.

	(4)	Sub-Administration and Accounting Services Agreement between HighMark Capital Management, Inc. and BNY Mellon Investment Servicing (US) Inc. (then known as PNC Global Investment Servicing (U.S.) Inc.), effective as of December 3, 2007 (the “Sub-Administration and Accounting Services Agreement”), is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 54 (filed April 25, 2008) to Registrant’s Registration Statement on Form N-1A.

(5)

Amended and Restated Exhibit A to the Sub- Administration and Accounting Services Agreement, dated as of June 8, 2009, is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement

on Form N-1A.

	(6)	Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc., dated as of August 1, 2009 (the “Transfer Agency and Service Agreement”), is incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

	(7)	Shareholder Servicing Plan with respect to Class A Shares, effective as of December 11, 2008, is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

	(8)	Shareholder Service Plan with respect to Class B Shares, effective December 8, 1999, is incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant’s Registration Statement on Form N-1A.

	(9)	Shareholder Service Plan and Agreement with respect to Fiduciary Shares, effective July 1, 2006, is incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 50 (filed August 23, 2006) to Registrant’s Registration Statement on Form N-1A.

	(10)	First Amendment to Shareholder Service Plan and Agreement with respect to Fiduciary Shares, effective as of July 1, 2006, is incorporated by reference to Exhibit (h)(13) of Post-Effective Amendment No. 52 (filed September 27, 2007) to Registrant’s Registration Statement on Form N-1A.

(i)	(1)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 43 (filed September 29, 2004) to Registrant’s Registration Statement on Form N-1A.

	(2)	Opinion and Consent of Counsel, dated January 14, 2005, as to shares registered is incorporated by reference to Exhibit (i)(2) of Post-Effective Amendment No. 45 (filed January 14, 2005) to Registrant’s Registration Statement on Form N-1A.

	(3)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i)(3) of Post-Effective Amendment No. 48 (filed December 23, 2005) to Registrant’s Registration Statement on Form N-1A.

	(4)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i)(4) of Post-Effective

Amendment No. 51 (filed November 2, 2006) to Registrant’s Registration Statement on Form N-1A.

	(5)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i)(5) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

	(6)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i)(6) of Post-Effective Amendment No. 58 (filed February 24, 2009) to Registrant’s Registration Statement on Form N-1A.

	(7)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i)(7) to Post-Effective Amendment No. 67 (filed December 22, 2010) to Registrant’s Registration Statement on Form N-1A.

(j)		None.

(k)		None.

(l)		None.

(m)	(1)	Restated Distribution Plan with respect to Class A Shares, dated December 13, 2007, is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant’s Registration Statement on Form N-1A.

(2)

Amended Class B Distribution Plan, dated June 18, 2003, is incorporated by reference to

Exhibit (m)(2) of Post-Effective Amendment No. 39 (filed November 25, 2003) to Registrant’s Registration Statement on Form N-1A.

	(3)	Distribution and Shareholder Services Plan with respect to Class C Shares, effective as of January 1, 2008, is incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 53 (filed November 21, 2007) to Registrant’s Registration Statement on Form N-1A.

	(4)	Distribution Plan with respect to Class S Shares, dated December 11, 2008, is incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 28 (filed

September 20, 1999) to Registrant’s Registration Statement on Form N-1A.

(n)	(1)	Amended Multiple Class Plan for HighMark Funds, modified by the Board of Trustees on June 30, 2011 (the “Multiple Class Plan”), is incorporated by reference to Exhibit (n)(1) to Post-Effective Amendment No. 68 (filed July 25, 2011) to Registrant’s Registration Statement on Form N-1A.

	(2)	Schedule A to the Multiple Class Plan, as amended June 30, 2011, is incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 68 (filed July 25, 2011) to Registrant’s Registration Statement on Form N-1A.

(p)	(1)	Code of Ethics of HighMark Funds, dated March 24, 2005 and amended on December 12, 2007, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 56 (filed September 29, 2008) to Registrant’s Registration Statement on Form N-1A.

	(2)	Code of Ethics of HighMark Capital Management, Inc., dated March 17, 2011, is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 68 (filed July 25, 2011) to Registrant’s Registration Statement on Form N-1A.

	(3)	Code of Ethics of LSV Asset Management, dated June 22, 2011, is filed herewith.

	(4)	Code of Ethics of Bailard, Inc., dated January 29, 2008 and amended March 23, 2009, is incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

	(5)	Code of Ethics of Ziegler Lotsoff Capital Management, LLC, dated June 13, 2011, is filed herewith.

	(6)	Code of Ethics and Personal Trading Policy of Geneva Capital Management Ltd., dated March 11, 2011, is incorporated by reference to Exhibit (p)(6) to Post-Effective Amendment No. 68 (filed July 25, 2011) to Registrant’s Registration Statement on Form N-1A.

(7)	Code of Business Conduct and Ethics of HighMark Funds Distributors, Inc., effective as of December 2008, is incorporated by reference to Exhibit (p)(8) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

Item 29.	Persons Controlled by or Under Common Control with Registrant

As of the effective date of this Registration Statement, there are no persons controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article IX, Section 9.2 of the Registrant’s Declaration of Trust, filed or incorporated by reference as Exhibit (a) hereto, provides for the indemnification of Registrant’s trustees and officers. Indemnification of the Registrant’s principal underwriter, custodian, investment adviser, administrator and transfer agent is provided for, respectively, in Section 12 of the Distribution Agreement, filed or incorporated by reference as Exhibit (e) hereto, Section 19 of the Custodian Agreement, filed or incorporated by reference as Exhibit (g) hereto, Section 8 of the Investment Advisory Agreement, filed or incorporated by reference as Exhibit (d)(1) hereto, Section 4 of the Administrative Services Agreement, filed or incorporated by reference as Exhibit (h)(1) hereto and Section 8 of the Transfer Agency and Service Agreement, filed or incorporated by reference as Exhibit (h)(6) hereto. Registrant has obtained from a major insurance carrier a trustees and officers’ liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser and Sub-Advisers

HighMark Capital Management, Inc. (the “Adviser”) performs investment advisory services for Registrant. The Adviser offers a wide range of investment management services to its clients in California, Oregon and Washington and around the world. The Adviser is a wholly-owned subsidiary of Union Bank, N.A. Union Bank, N.A. is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser may also hold positions with Union Bank, N.A., UnionBanCal Corporation, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and/or their other subsidiaries.

Listed below are the directors and certain principal executive officers of the Adviser, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with the Adviser	Principal Occupation
Jeffrey L. Boyle	Senior Vice President and Sales Manager	Senior Vice President, Sales Union Bank, N.A. 350 California Street San Francisco, CA 94104

Brian W. Smith	Vice President and Assistant Treasurer	Vice President Union Bank, N.A. 400 California Street San Francisco, CA 94104

Catherine Vacca	Senior Vice President, Chief Compliance Officer and Assistant Secretary	Chief Compliance Officer HighMark Capital Management, Inc. 350 California Street San Francisco, CA 94104

Earle A. Malm II	Member of the Board of Directors, Chairman of the Board,	President and Chief Executive Officer HighMark Capital Management, Inc.

Name	Position with the Adviser	Principal Occupation
	President and Chief Executive Officer	350 California Street San Francisco, CA 94104

David J. Goerz III	Member of the Board of Directors, Senior Vice President and Chief Investment Officer	Chief Investment Officer HighMark Capital Management, Inc. 350 California Street San Francisco, CA 94104

Kevin Rowell[1]	Senior Vice President and Managing Director	Managing Director HighMark Capital Management, Inc. 350 California Street San Francisco, CA 94104

Kevin A. Rogers	Member of the Board of Directors, Senior Vice President and Managing Director	Managing Director HighMark Capital Management, Inc. 18300 Von Karman Avenue Irvine, CA 92612

Jonathan Fayman[2]	Member of the Board of Directors, Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	Chief Financial Officer HighMark Capital Management, Inc. 350 California Street San Francisco, CA 94104

John M. Flynn	Senior Vice President – Institutional Sales & Marketing	Head of Institutional Distribution HighMark Capital Management, Inc. 350 California Street San Francisco, CA 94104

Christine Weiss[3]	Senior Vice President – Product Management and Investment Management Marketing	Senior Vice President – Product Management and Investment Management Marketing HighMark Capital Management, Inc. 350 California Street San Francisco, CA 94104

[1]	Kevin Rowell joined HighMark Capital Management, Inc. in June 2010. From 2008 to 2010, Kevin Rowell was the President of the Hennessy Funds.
[2]	Jonathan Fayman joined HighMark Capital Management, Inc. in June 2010. From 2002 to 2010, Jonathan Fayman was the Chief Financial Officer at W.R. Hambrecht + Co., Inc.
[3]	Christine Weiss was Vice President of Manager Research at HighMark Capital Management, Inc. from 2003 to 2010.

LSV Asset Management (“LSV”) is a sub-adviser of HighMark Small Cap Value Fund. LSV is a registered investment adviser organized as a Delaware general partnership. The principal business address of LSV is 155 N. Wacker Drive, Suite 4600, Chicago, Illinois 60606.

To the knowledge of Registrant, none of the directors or officers of LSV, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the directors and certain principal executive officers of LSV, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with LSV	Principal Occupation
Josef Lakonishok	Partner, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	Same

Menno Vermuelen	Partner, Portfolio Manager and Senior Quantitative Analyst	Same

Tremaine Atkinson	Partner, Chief Operating Officer and Chief Compliance Officer	Same

SEI Funds, Inc. 1 Freedom Valley Drive Oaks, PA 19456	General Partner	N/A

Bailard, Inc. (“Bailard”) is a sub-adviser of HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund. Bailard is a registered investment adviser organized as a California corporation. The principal business address of Bailard is 950 Tower Lane, Suite 1900, Foster City, CA 94404.

To the knowledge of Registrant, none of the directors or officers of Bailard, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the directors and certain principal executive officers of Bailard, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with Bailard	Principal Occupation*
Peter M. Hill	Director, Chairman and CEO	Director, Chairman and CEO of BB&K Holdings, Inc.; Director and Chairman of Bailard Fund Services, Inc.; Director and CEO of Bailard General Partners I, Inc. (“General Partners I”); CEO of Bailard Emerging Life Sciences I GP, L.P. (“ELS GP”); Director and President of Bailard Long/Short Offshore Fund, Ltd. (“Offshore Fund”).

Sonya Thadhani	Director; Chief Investment Officer, Wealth Management; Chief Risk Officer; Executive Vice President; and Portfolio Manager	Director and Treasurer of Bailard Fund Services, Inc.; Director of General Partners I; Portfolio Manager for HighMark Enhanced Growth Fund.

Burnice E. Sparks, Jr.	Director and President	Director of BB&K Holdings, Inc.; Chief Executive Officer, Chief Compliance Officer and Director of Bailard Fund Services, Inc.; Director and Vice President of Offshore Fund; Director of General Partners I.

Diana L. Dessonville	Executive Vice President and Director of the Business Development Group	Vice President of REIT I and REIT II.

Eric P. Leve	Chief Investment Officer, Institutional; Executive Vice President; and Portfolio Manager	Portfolio Manager for HighMark International Opportunities Fund and Co-Manager of separate account bond portfolios.

Michael J. Faust	Director of Wealth Management, Executive Vice President and Investment Counselor	Investment Counselor.

*	The principal business address of each entity listed is 950 Tower Lane, Suite 1900, Foster City, CA 94404.

Ziegler Lotsoff Capital Management, LLC (“ZLCM”) (formerly Ziegler Capital Management, LLC) is a sub-adviser of HighMark Equity Income Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund. ZLCM is a registered investment adviser organized as a Wisconsin limited liability company. The principal business address of ZLCM is 20 North Clark Street, Suite 3400, Chicago, IL 60602.

To the knowledge of Registrant, none of the directors or officers of ZLCM, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the directors and certain principal executive officers of ZLCM, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with ZLCM	Principal Occupation*
Suhail R. Rizvi	Member of the Board of Managers	Chief Investment Officer of Rizvi Traverse Management.

John A. Giampetroni	Member of the Board of Managers	Chief Operating Officer of Rizvi Traverse Management.

Tom Paprocki	Member of the Board of Managers	Chief Executive Officer, The Ziegler Companies since 2010; President, The Ziegler Companies from 2004 to 2010.

Craig Schedler	Member of the Board of Managers	Vice President of B.C. Ziegler and Company’s Healthcare Corporate Finance Division since 2010; Chief Operating Officer, Ziegler Alternative Investments from 2007 to 2010.

Scott A. Roberts	President and Chief Executive Officer	President and Chief Executive Officer of Ziegler Lotsoff Capital Management, LLC since 2011; Senior Managing Director of the Ziegler Companies from 2009 to 2010; Director and President of Ziegler Capital Management, LLC from 2009 to 2010; Chief Executive Officer of DeSari Capital from 2007 to 2008; President of Deerfield Capital Management from 2000 to 2007.

Name	Position with ZLCM	Principal Occupation*
Richard DeMatteo	Interim Chief Compliance Officer

Interim Chief Compliance Officer of Ziegler Lotsoff Capital Management, LLC since 2011;

Managing Director, Alternative Strategies, Ziegler Lotsoff Capital Management, LLC since 2011; Managing Director and Chief Operating Officer, Lotsoff Capital Management, LLC from 2009 to 2011.

Kathleen A. Nelson	General Counsel	Managing Director, General Counsel of Ziegler Lotsoff Capital Management, LLC since 2011; Managing Director, General Counsel of Ziegler Capital Management, LLC from 2010 to 2011.

Paula M. Horn	Chief Investment Officer Fixed Income	Managing Director, Chief Investment Officer – Fixed Income of Ziegler Lotsoff Capital Management, LLC since 2011; Managing Director, Chief Investment Officer – Fixed Income of Ziegler Capital Management, LLC from 2009 to 2011; President of DeSari Capital from 2007 to 2008; associated with Deerfield Capital Management from 2000 to 2007.

Donald J. Nesbitt	Co-Chief Investment Officer Equity	Managing Director, Co-Chief Investment Officer Equity of Ziegler Lotsoff Capital Management, LLC since 2011; Managing Director, Chief Investment Officer Equity of Ziegler Capital Management, LLC from 2002 to 2011.

Richard Scargill	Vice President, Portfolio Manager	Vice President, Portfolio Manager, Ziegler Lotsoff Capital Management, LLC since 2011; Vice President, Senior Portfolio Manager of Ziegler Capital Management, LLC from 2002 to 2011.

Name	Position with ZLCM	Principal Occupation*
Margaret M. Baer	Chief Administrative and Operating Officer	Managing Director, Chief Administrative and Operating Officer of Ziegler Lotsoff Capital Management, LLC since 2011; Chief Compliance Officer of the Lotsoff Capital Management Investment Trust from 2007 to 2011; Managing Director, Chief Administrative Officer of Lotsoff Capital Management, LLC from 2002 to 2011.

*	The principal business address of each entity listed is c/o Ziegler Lotsoff Capital Management, LLC, 20 North Clark Street, Suite 3400, Chicago, IL 60602.

Geneva Capital Management Ltd. (“Geneva Capital”) is a sub-adviser of HighMark Geneva Mid Cap Growth Fund and HighMark Geneva Small Cap Growth Fund. Geneva Capital is a registered investment adviser organized as a Wisconsin corporation. The principal business address of Geneva Capital is 100 E. Wisconsin Ave, Suite 2550, Milwaukee, WI 53202.

To the knowledge of Registrant, none of the directors or officers of Geneva Capital, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the directors and certain principal executive officers of Geneva Capital, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with Geneva Capital	Principal Occupation
Amy S. Croen	Director, Co-President and Portfolio Manager	Director, Co-President and Portfolio Manager of Geneva Capital since 1987; Chief Compliance Officer of Geneva Capital from 2004 to 2008.

Michelle J. Picard	Director, Executive Vice President and Portfolio Manager	Director, Executive Vice President and Portfolio Manager of Geneva Capital since 2010. Director, Vice President and Portfolio Manager of Geneva Capital from 2006 to 2010.

William A. Priebe	Director, Co-President and Portfolio Manager	Same

William Scott Priebe	Director, Executive Vice President and Portfolio Manager	Director, Executive Vice President and Portfolio Manager of Geneva Capital since 2010. Director, Vice President and Portfolio Manager of Geneva Capital from 2008 to 2010.

Kris Amborn	Chief Operating Officer and Chief Compliance Officer	Chief Operating Officer and Chief Compliance Officer of Geneva Capital since 2011. Vice President – Operations and Chief Compliance Officer of Geneva Capital from 2008 to 2011. Vice President – Operations of Geneva Capital from 2004 to 2008.

Item 32. Principal Underwriter

(a)	HighMark Funds Distributors, Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of FINRA. As of July 26, 2011, the Distributor acted as principal underwriter for the following investment companies:

HighMark Funds

(b)	The Distributor is a Delaware corporation located at 760 Moore Road, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of BNY Mellon Distributors Inc. and an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded company.

The following is a list of the directors and executive officers of the Distributor. None of the directors or officers of the Distributor hold a position with the Registrant. The business address of each director and officer is 760 Moore Road, King of Prussia, PA 19406.

Board of Directors

Name	Position(s) with Distributor
John F. Fulgoney	Director
Michael DeNofrio	Director
Steven Turowski	Director
Dennis J. Westley Scott P. LaVasseur	Director Director

Officers

Name	Position(s) with Distributor
John F. Fulgoney	President and Chief Executive Officer

Bruno Di Stefano	Vice President
Susan K. Moscaritolo	Vice President, Secretary and Clerk
Matthew O. Tierney	Treasurer and Chief Financial Officer
Felicia Antonio	Chief Compliance Officer
Ellen C. Krause	Chief Risk Officer
Jodi Jamison	Chief Legal Officer
John J. Munera	Anti-Money Laundering Officer
Ronald Berge	Vice President
Dianna A. Stone	Assistant Secretary and Assistant Clerk
Kevin D. Peterson	Assistant Treasurer – Tax
Gary E. Abbs	Assistant Treasurer – Tax
Joanne S. Huber	Assistant Treasurer – Tax
Barbara J. Parrish	Assistant Secretary
Mary Lou Olinski	Assistant Secretary
Cristina Rice	Assistant Secretary

(c)	Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Registrant during the last fiscal year by each principal underwriter who is not an affiliated person of the Registrant or any affiliated person of an affiliated person:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
HighMark Funds Distributors, Inc.	$157,798	—	—	—

Item 33.	Location of Accounts and Records

	(1)	HighMark Capital Management, Inc., 350 California Street, San Francisco, CA 94104 (records relating to its function as investment adviser and administrator).

	(2)	Union Bank, N.A., 350 California Street, San Francisco, CA 94104 (records relating to its functions as custodian).

	(5)	BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581 (records relating to its function as sub-administrator).

	(6)	BNY Mellon Investment Servicing (US) Inc., 201 Washington Street, 34th Floor, Boston, MA 02108 (records relating to its function as sub-administrator).

	(7)	HighMark Funds Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its function as distributor).

(8) Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169 (records relating to its function as transfer agent).

(9) Ropes & Gray LLP, Three Embarcadero Center, San Francisco, California 94111, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, DC 20005 and Prudential Tower, 800 Boylston Street, Boston MA 02199 (the Registrant’s Declaration of Trust, Code of Regulations and Minute Books).

Item 34.	Management Services

None.

Item 35.	Undertakings

Registrant hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of one or more trustees when requested to do so by the holders of at least 10% of the outstanding shares of Registrant and to comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended, relating to shareholder communication.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

The names “HighMark Funds” and “Trustees of HighMark Funds” refers respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated March 10, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, or its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, HighMark Funds, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco and State of California, on the 6th day of October, 2011.

HighMark Funds

By:	/s/ Earle A. Malm II
Earle A. Malm II
President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement of HighMark Funds has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/S/ EARLE A. MALM II	President (Principal Executive Officer), Trustee	October 6, 2011
Earle A. Malm II

/S/ PAMELA O’DONNELL	Vice President, Treasurer and Chief Financial Officer	October 6, 2011
Pamela O’Donnell

*/S/ DAVID BENKERT	Trustee	October 6, 2011
David Benkert

*/S/ THOMAS L. BRAJE	Trustee	October 6, 2011
Thomas L. Braje

*/S/ EVELYN DILSAVER	Trustee	October 6, 2011
Evelyn Dilsaver

*/S/ DAVID A. GOLDFARB	Trustee	October 6, 2011
David A. Goldfarb

*/S/ MICHAEL L. NOEL	Trustee	October 6, 2011
Michael L. Noel

*/S/ MINDY M. POSOFF Mindy M. Posoff	Trustee	October 6, 2011

*By:	/s/ Earle A. Malm II
Earle A. Malm II

Attorney-In-Fact, pursuant to powers of attorney incorporated by reference to Post-Effective Amendment No. 64 (filed November 16, 2010) to Registrant’s Registration Statement on Form N-1A.

Exhibit Index

Exhibit No.	Description

(p)(3)	Code of Ethics of LSV Asset Management

(p)(5)	Code of Ethics of Ziegler Lotsoff Capital Management, LLC.